UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04802

Name of Fund: BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2009

Date of reporting period: 05/31/2009

Item 1 – Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE    LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Report

MAY 31, 2009

BlackRock California Municipal Bond Fund

OF BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

OF BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock Intermediate Municipal Fund

OF BLACKROCK MUNICIPAL SERIES TRUST

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	MAY 31, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some nascent signs of recovery. The first half of the year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Economic data were uniformly poor and daily headlines recounted financial sector casualties, volatile swings in global financial markets, and monumental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as better-than-expected economic data, particularly in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented volatility, posting steep declines early, and then recouping those losses — and more — in the final three months of the reporting period. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion was a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention and led to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, stable retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indices reflected a bifurcated market.

Total Returns as of May 31, 2009	6-month	12-month

US equities (S&P 500 Index)	4.05%	(32.57)%

Small cap US equities (Russell 2000 Index)	7.02	(31.79)

International equities (MSCI Europe, Australasia, Far East Index)	15.10	(36.61)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(2.78)	8.52

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.10	5.36

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.00	3.57

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.14	(7.06)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,
Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create one of the preeminent asset management firms. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2009	BlackRock California Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

Effective March 16, 2009, the investment strategy of BlackRock California Insured Municipal Fund was revised to eliminate the requirement that the Fund invest 80% of its assets in insured municipal bonds. The Fund will continue to invest at least 80% of its assets in investment-grade California municipal bonds. The Fund’s name was also changed to BlackRock California Municipal Bond Fund to reflect this investment strategy change.

•

Fund returns for the 12-month period lagged that of its primary benchmark, the Barclays Capital Municipal Bond Index, but outperformed its secondary benchmark, the S&P/Investortools California Municipal Bond Index. The Fund also outperformed the Lipper California Municipal Debt Funds category average (its new peer group). The following discussion of relative performance pertains to the Fund’s primary benchmark.

•

Meanwhile, the Fund’s Institutional, Investor A and Investor A1 Shares outperformed the Lipper Single-State Insured Municipal Debt Funds category average (its previous peer group), while Investor B, Investor C and Investor C1 Shares lagged. (The Lipper category consists of funds investing in insured municipal bonds issued by individual states other than California. As a result, Fund returns will vary from that of the broader Lipper peer group.)

What factors influenced performance?

•

During the annual period, the Fund’s performance benefited from the higher-quality nature of the credits underlying the holdings’ monoline insurance wraps. As spreads on insured municipals widened due to lost confidence in the monoline insurers, the Fund’s valuations were better protected due to the strength of the underlying credit quality on the majority of its securities.

•

A second benefit to performance is the generally high level of accrual the Fund generates with an above-average coupon structure. Shareholders can notice the difference in returns between insured and uninsured California products, as spread widening for lower-quality bonds damaged the uninsured sector to a greater degree. Positive returns reflect more the income component contribution than any increases in valuations shown in net asset value.

•

Conversely, to the degree that the Fund did hold lower-rated securities in its uninsured basket (when it was under an insured mandate), this detracted from performance as these spreads widened due to the credit crunch and limited liquidity.

•

During the 12 months, Fund management maintained a higher than normal cash position in an effort to reduce volatility and ensure that ample cash was available to take advantage of opportunities in the new-issue market. The Fund’s cash position was beneficial to performance as it lowered portfolio duration and enhanced its yield as a portion of the cash reserves was invested in higher-yielding variable-rate demand notes.

Describe recent portfolio activity.

•

Changes during the reporting period reflect our efforts to comply with the mandate change from an insured portfolio to a general California fund. The motivation for the change was the lost confidence and benefit from monoline insurance as rating agencies have downgraded these companies, in some cases to below investment grade. In the past quarter, specifically, we reduced the Fund’s insured holdings from 83% to near 55% of assets under management. The portfolio’s yield is increasing in this process, and we believe we have been able to take advantage of the previously mentioned widening in spreads to purchase attractive credits.

•	Cash equivalent reserves have also been drawn down from relatively high levels that were in place to provide liquidity.

Describe Fund positioning at period end.

•

At period end, the Fund has a duration of 7.5 years, slightly longer than the S&P/Investortools California Municipal Bond Index. With that said, it performs in a neutral to defensive fashion versus other California state-specific funds tracked by Lipper. Cash reserves have been recommitted, and the Fund is in a fully-invested posture. Management, over time, will continue to use research to uncover higher-yielding, but “quality consistent,” securities to make the Fund’s yield more competitive within its uninsured mandate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	MAY 31, 2009

BlackRock California Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade California municipal bonds.

[3]	This unmanaged Index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools California Municipal Bond Index includes all California bonds in the S&P/Investortools Main Municipal Bond Index. The Main Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended May 31, 2009

			Average Annual Total Returns[5]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.56%	9.75%	2.63%	N/A	3.73%	N/A	4.27%	N/A
Investor A	4.13	9.64	2.40	(1.95)%	3.46	2.56%	4.00	3.55%
Investor A1	4.31	9.72	2.56	(1.54)	3.63	2.79	4.17	3.75
Investor B	4.08	9.59	2.13	(1.80)	3.23	2.89	3.76	3.76
Investor C	3.57	9.23	1.64	0.65	2.71	2.71	3.24	3.24
Investor C1	3.98	9.45	2.04	1.06	3.11	3.11	3.65	3.65
Barclays Capital Municipal Bond Index	—	9.00	3.57	N/A	4.41	N/A	4.95	N/A
S&P/Investortools California Municipal Bond Index	—	8.30	0.73	N/A	4.11	N/A	4.65	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2009	5

Fund Summary as of May 31, 2009	BlackRock New Jersey Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

Fund returns for the 12-month period lagged that of its primary benchmark, the Barclays Capital Municipal Bond Index, and its secondary benchmark, the S&P/Investortools New Jersey Municipal Bond Index. The Fund’s Institutional, Service, Investor A, Investor A1, Investor B1 and Investor C1 Shares outperformed the Lipper New Jersey Municipal Debt Funds category average (its peer group), while Investor B and Investor C Shares lagged. While the Barclays Index measures the performance of municipal bonds nationally, the Lipper category consists of funds that limit their investment to securities exempt from taxation in New Jersey. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

•

Overall, 2008 was a difficult time for fixed income investments as liquidity dried up and credit spreads widened significantly. Municipals traded at their cheapest levels ever, relative to Treasury issues. At the same time, with most monoline insurers losing their AAA ratings, insured bonds failed to benefit from a flight-to-quality trade and, in fact, were among the worst performers over the period. In this environment, the Fund’s lower-rated and insured holdings hindered performance. On a sector basis, the Fund’s exposure to housing bonds detracted.

•

Conditions improved later in the period, as credit markets began to thaw and municipals started to return to a more normalized relationship versus Treasury issues. Credit spreads tightened and, as a result, many of the Fund’s holdings that had underperformed in the first half of the period were now among the better performers. Another positive factor was that the Fund maintained a broadly-diversified portfolio and, in particular, comprised credits and structures that were attractive to retail buyers. Many of these issues outperformed as retail demand increased, specifically for longer-dated, discount-coupon bonds. The Fund also benefited from an above-average distribution rate.

Describe recent portfolio activity.

•

With many of the traditional buyers of municipal bonds on the sidelines due to their own credit and funding issues, the new-issue market became a buyer’s market and bonds were priced very attractively. We took advantage of this opportunity to add longer-dated bonds, which offered incrementally higher yields and appealing coupons. We also used this opportunity to extend the duration of the Fund by buying both discount-coupon bonds and those with longer maturities.

Describe Fund positioning at period end.

•

At period end, the Fund was moderately long duration relative to the S&P/Investortools New Jersey Municipal Bond Index. In general, we are positive on the technicals (supply/demand) of the municipal market, although we feel a more cautious approach to duration is warranted due to the volatility and risks inherent in the Treasury market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	MAY 31, 2009

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]	This unmanaged Index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools New Jersey Municipal Bond Index includes all New Jersey bonds in the S&P/Investortools Main Municipal Bond Index. The Main Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended May 31, 2009

			Average Annual Total Returns[5]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.18%	8.96%	0.27%	N/A	3.93%	N/A	3.92%	N/A
Service	4.06	8.88	0.10	N/A	3.70	N/A	3.68	N/A
Investor A	3.88	8.99	0.11	(4.15)%	3.70	2.80%	3.68	3.23%
Investor A1	4.04	8.95	0.26	(3.75)	3.85	3.01	3.84	3.41
Investor B	3.31	8.48	(0.64)	(4.95)	2.93	2.58	2.91	2.91
Investor B1	3.81	8.74	(0.14)	(3.97)	3.43	3.09	3.42	3.42
Investor C	3.31	8.48	(0.74)	(1.70)	2.90	2.90	2.90	2.90
Investor C1	3.71	8.69	(0.24)	(1.20)	3.33	3.33	3.31	3.31
Barclays Capital Municipal Bond Index	—	9.00	3.57	N/A	4.41	N/A	4.95	N/A
S&P/Investortools New Jersey Municipal Bond Index	—	8.87	2.86	N/A	4.75	N/A	4.98	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2009	7

Fund Summary as of May 31, 2009	BlackRock Pennsylvania Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

Fund returns for the 12-month period lagged that of its primary benchmark, the Barclays Capital Municipal Bond Index, and its secondary benchmark, the S&P/Investortools Pennsylvania Municipal Bond Index. The Fund outperformed the Lipper Pennsylvania Municipal Debt Funds category average (its peer group). While the Barclays Index measures the performance of municipal bonds nationally, the Lipper category consists of funds that limit their investment to securities exempt from taxation in Pennsylvania. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

•

During the period, the Fund’s performance benefited from a consistent approach to improving credit quality and income by selling lower-rated and lower-yielding securities and replacing them with higher-rated and higher-yielding new-issue securities. Another contributor to performance was the active management of the interest rate sensitivity (duration) of the Fund. As the broader market experienced severe declines during the third and fourth quarters of 2008, the Fund’s duration overweight relative to the benchmark was brought down to neutral to defend against rapidly rising rates. As the market improved during the second half of the reporting period, the Fund’s duration was increased to benefit the Fund as rates declined.

•

Despite the reduction in duration, the Fund’s performance was negatively affected by exposure to the long end of the municipal yield curve. This area underperformed as the curve steepened to a historically wide degree, and a widening in credit spreads also had a negative impact on weaker credits held in the Fund.

•

During the 12 months, Fund management maintained a higher than normal cash position in an effort to reduce volatility and ensure that ample cash was available to take advantage of opportunities in the new-issue market. The Fund’s cash balance lowered portfolio duration, which was beneficial; however, it also held the yield down slightly as the money was either uninvested or invested in lower-yielding cash equivalents, a negative factor.

Describe recent portfolio activity.

•

In addition to our sales of lower-rated and lower-yielding bonds, we capitalized on good opportunities to sell AMT housing and airport bonds in order to raise additional cash ahead of anticipated new issues. The new-issue purchases made during the period were aimed at adding incremental yield (income) and enhancing portfolio composition.

Describe Fund positioning at period end.

•

The Fund ended the period with a modestly long duration relative to the S&P/Investortools Pennsylvania Municipal Bond Index. We will continue to focus our efforts on adding incremental yield, without sacrificing the Fund’s credit quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	MAY 31, 2009

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of Pennsylvania municipal bonds.

[3]	This unmanaged Index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools Pennsylvania Municipal Bond Index includes all Pennsylvania bonds in the S&P/Investortools Main Municipal Bond Index. The Main Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended May 31, 2009

			Average Annual Total Returns[5]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.44%	9.01%	0.52%	N/A	3.38%	N/A	4.16%	N/A
Service	4.26	8.91	0.21	N/A	3.14	N/A	3.91	N/A
Investor A	4.07	8.90	0.21	(4.05)%	3.13	2.24%	3.91	3.46%
Investor A1	4.23	8.98	0.36	(3.65)	3.29	2.45	4.06	3.64
Investor B	3.50	8.50	(0.53)	(4.84)	2.41	2.07	3.16	3.16
Investor B1	4.00	8.77	0.05	(3.78)	2.87	2.53	3.64	3.64
Investor C	3.50	8.50	(0.44)	(1.40)	2.38	2.38	3.14	3.14
Investor C1	3.90	8.72	(0.05)	(1.01)	2.77	2.77	3.54	3.54
Barclays Capital Municipal Bond Index	—	9.00	3.57	N/A	4.41	N/A	4.95	N/A
S&P/Investortools Pennsylvania Municipal Bond Index	—	9.28	2.51	N/A	4.33	N/A	4.90	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2009	9

Fund Summary as of May 31, 2009	BlackRock Intermediate Municipal Fund

Portfolio Management Commentary

How did the Fund perform?

•

Fund returns for the 12-month period lagged that of its primary benchmark, the Barclays Capital Municipal Bond Index, and its secondary benchmark, the S&P/Investortools Intermediate Municipal Bond Index. The Fund also underperformed the Lipper Intermediate Municipal Debt Funds category average (its peer group). The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

•

The municipal market suffered a difficult year in 2008, both relative to comparable US Treasury issues and on an absolute basis. The Fund entered 2009 with an overweight in higher-yielding, lower-quality credits, which underperformed the overall market in 2008. Rather than sell these credits into a distressed market, we chose to hold onto a majority of our positions. This strategy proved advantageous in the first quarter of 2009, as the sector reversed some of its underperformance — yield spreads on longer-dated municipals tightened by more than 100 basis points versus Treasury issues.

•

At the same time, higher-quality issues with attractive retail structures and maturities have consistently been strong performers, as they have been the most appealing sector for the retail buyer. Many of these better-performing bonds were recent purchases, as issuers were offering very attractive rates and structures on their new deals. To the degree the Fund owned higher-quality bonds, this contributed to results; however, an overall underweight in these issues detracted from performance for the year. The Fund’s overweight in lower-quality BBB and non-rated paper also hampered results, as did overweight positions in corporate and transportation-related credits.

•

During the 12 months, Fund management maintained a higher than normal cash position in an effort to reduce volatility and ensure that ample cash was available to take advantage of opportunities in the new-issue market. The Fund’s cash balance lowered portfolio duration, which was beneficial; however, it also held the yield down slightly as the money was either uninvested or invested in lower-yielding cash equivalents, a negative factor.

Describe recent portfolio activity.

•

Portfolio turnover was limited during the first half of the period due to the lack of liquidity in the credit markets and exceptionally high transaction costs. As the markets began to thaw, we took advantage of opportunities in the new-issue market to diversify into different sectors and added more attractive credits and structures. Going forward, we will be looking to increase portfolio duration, as well as to add bonds in high-demand states (such as Tennessee, Arizona, Missouri, Kansas and New York), which are generally more attractive to the retail buyer and, accordingly, tend to hold their value.

Describe Fund positioning at period end.

•

At period end, the Fund was positioned with a neutral duration relative to the S&P/Investortools Intermediate Municipal Bond Index. In general, we are positive on the technicals (supply/demand) of the municipal market, although we feel a more cautious approach to duration is warranted due to the volatility and risks inherent in the Treasury market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	MAY 31, 2009

BlackRock Intermediate Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of investment grade municipal bonds.

[3]	This unmanaged Index consists of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

[4]

The S&P/Investortools Intermediate Municipal Bond Index includes all bonds in the S&P/Investortools Main Municipal Bond Index with a remaining maturity between 3 and 15 years. The Main Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended May 31, 2009

			Average Annual Total Returns[5]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.54%	7.90%	2.13%	N/A	3.20%	N/A	4.15%	N/A
Investor A	3.13	7.78	1.79	(2.53)%	2.95	2.06%	3.90	3.45%
Investor A1	3.41	7.85	2.04	1.02	3.12	2.92	4.05	3.95
Investor B	3.24	7.73	1.81	0.83	2.90	2.90	3.83	3.83
Investor C	2.52	7.37	1.13	0.15	2.20	2.20	3.13	3.13
Barclays Capital Municipal Bond Index	—	9.00	3.57	N/A	4.41	N/A	4.95	N/A
S&P/Investortools Intermediate Municipal Bond Index	—	7.24	5.38	N/A	4.69	N/A	5.14	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on pages 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2009	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to the Investor A Shares inception date of October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor A1 Shares (for all Funds except the Intermediate Municipal Fund) incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee). BlackRock Intermediate Municipal Fund incurs a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee).

•	Investor B Shares are subject to the following maximum contingent deferred sales charges:

Maximum Contingent
Deferred Sales Charges

BlackRock California Municipal Bond Fund	4%, declining to 0% after 6 years
BlackRock New Jersey Municipal Bond Fund	4.50%, declining to 0% after 6 years
BlackRock Pennsylvania Municipal Bond Fund	4.50%, declining to 0% after 6 years
BlackRock Intermediate Municipal Fund	1%, declining to 0% after 3 years

In addition, Investor B Shares are subject to distribution and service fees per year as follows:

	Distribution Fee	Service Fee

BlackRock California Municipal Bond Fund	0.25%	0.25%
BlackRock New Jersey Municipal Bond Fund	0.75%	0.25%
BlackRock Pennsylvania Municipal Bond Fund	0.75%	0.25%
BlackRock Intermediate Municipal Fund	0.10%	0.20%

For BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund, the shares automatically convert to Investor A1 Shares after approximately 10 years. For BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, the shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic sales conversions.) Prior to the Investor B Shares inception date of October 2, 2006 for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B Share fees.

•

Investor B1 Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares (available in all Funds except BlackRock Intermediate Municipal Fund) are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on pages 4 – 11 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ Advisor agreed to reimburse a portion of their fee. Without such reimbursement, the Funds’ performance would have been lower.

12	ANNUAL REPORT	MAY 31, 2009

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on pages 13 – 17 (which are based on a hypothetical investment of $1,000 invested on December 1, 2008 and held through May 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BlackRock California Municipal Bond Fund (Including Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,097.50	$4.20	$1,000	$1,021.00	$4.04
Investor A	$1,000	$1,096.40	$5.45	$1,000	$1,019.80	$5.25
Investor A1	$1,000	$1,097.20	$4.56	$1,000	$1,020.65	$4.39
Investor B	$1,000	$1,095.90	$6.76	$1,000	$1,018.55	$6.51
Investor C	$1,000	$1,092.30	$9.36	$1,000	$1,016.05	$9.02
Investor C1	$1,000	$1,094.50	$7.23	$1,000	$1,018.10	$6.96

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Institutional, 1.04% for Investor A, 0.87% for Investor A1, 1.29% for Investor B, 1.79% for Investor C and 1.38% for Investor C1), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

BlackRock California Municipal Bond Fund (Excluding Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional[3]	$1,000	$1,097.50	$4.04	$1,000	$1,021.15	$3.89
Investor A3	$1,000	$1,096.40	$5.24	$1,000	$1,020.00	$5.05
Investor A1[3]	$1,000	$1,097.20	$4.40	$1,000	$1,020.80	$4.24
Investor B3	$1,000	$1,095.90	$6.60	$1,000	$1,018.70	$6.36
Investor C3	$1,000	$1,092.30	$9.15	$1,000	$1,016.25	$8.82
Investor C1[3]	$1,000	$1,094.50	$7.02	$1,000	$1,018.30	$6.76

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.77% for Institutional, 1.00% for Investor A, 0.84% for Investor A1, 1.26% for Investor B, 1.75% for Investor C and 1.34% for Investor C1), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

[3]	Expenses are net of waiver, excluding interest expense and fees.

ANNUAL REPORT	MAY 31, 2009	13

Disclosure of Expenses (continued)

BlackRock New Jersey Municipal Bond Fund (Including Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,089.60	$3.71	$1,000	$1,021.45	$3.59
Service	$1,000	$1,088.80	$4.44	$1,000	$1,020.75	$4.29
Investor A	$1,000	$1,089.90	$4.44	$1,000	$1,020.75	$4.29
Investor A1	$1,000	$1,089.50	$3.66	$1,000	$1,021.50	$3.54
Investor B	$1,000	$1,084.80	$8.34	$1,000	$1,017.00	$8.07
Investor B1	$1,000	$1,087.40	$5.74	$1,000	$1,019.50	$5.55
Investor C	$1,000	$1,084.80	$8.39	$1,000	$1,016.95	$8.12
Investor C1	$1,000	$1,086.90	$6.26	$1,000	$1,019.00	$6.06

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.85% for Service, 0.85% for Investor A, 0.70% for Investor A1, 1.60% for Investor B, 1.10% for Investor B1, 1.61% for Investor C and 1.20% for Investor C1), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

BlackRock New Jersey Municipal Bond Fund (Excluding Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional[3]	$1,000	$1,089.60	$3.71	$1,000	$1,021.45	$3.59
Service[3]	$1,000	$1,088.80	$4.44	$1,000	$1,020.75	$4.29
Investor A3	$1,000	$1,089.90	$4.44	$1,000	$1,020.75	$4.29
Investor A1[3]	$1,000	$1,089.50	$3.66	$1,000	$1,021.50	$3.54
Investor B3	$1,000	$1,084.80	$8.34	$1,000	$1,017.00	$8.07
Investor B1[3]	$1,000	$1,087.40	$5.74	$1,000	$1,019.50	$5.55
Investor C3	$1,000	$1,084.80	$8.34	$1,000	$1,017.00	$8.07
Investor C1[3]	$1,000	$1,086.90	$6.26	$1,000	$1,019.00	$6.06

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.85% for Service, 0.85% for Investor A, 0.70% for Investor A1, 1.60% for Investor B, 1.10% for Investor B1, 1.60% for Investor C and 1.20% for Investor C1), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

[3]	Expenses are net of waiver, excluding interest expense and fees.

BlackRock Pennsylvania Municipal Bond Fund (Including Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,090.10	$3.45	$1,000	$1,021.70	$3.34
Service	$1,000	$1,089.10	$4.49	$1,000	$1,020.70	$4.34
Investor A	$1,000	$1,089.00	$4.49	$1,000	$1,020.70	$4.34
Investor A1	$1,000	$1,089.80	$3.71	$1,000	$1,021.45	$3.59
Investor B	$1,000	$1,085.00	$8.39	$1,000	$1,016.95	$8.12
Investor B1	$1,000	$1,087.70	$5.79	$1,000	$1,019.45	$5.60
Investor C	$1,000	$1,085.00	$8.39	$1,000	$1,016.95	$8.12
Investor C1	$1,000	$1,087.20	$6.31	$1,000	$1,018.95	$6.11

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Institutional, 0.86% for Service, 0.86% for Investor A, 0.71% for Investor A1, 1.61% for Investor B, 1.11% for Investor B1, 1.61% for Investor C and 1.21% for Investor C1), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

14	ANNUAL REPORT	MAY 31, 2009

Disclosure of Expenses (concluded)

BlackRock Pennsylvania Municipal Bond Fund (Excluding Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional[3]	$1,000	$1,090.10	$3.40	$1,000	$1,021.75	$3.29
Service[3]	$1,000	$1,089.10	$4.44	$1,000	$1,020.75	$4.29
Investor A3	$1,000	$1,089.00	$4.44	$1,000	$1,020.75	$4.29
Investor A1[3]	$1,000	$1,089.80	$3.66	$1,000	$1,021.50	$3.54
Investor B3	$1,000	$1,085.00	$8.34	$1,000	$1,017.00	$8.07
Investor B1[3]	$1,000	$1,087.70	$5.74	$1,000	$1,019.50	$5.55
Investor C3	$1,000	$1,085.00	$8.34	$1,000	$1,017.00	$8.07
Investor C1[3]	$1,000	$1,087.20	$6.26	$1,000	$1,019.00	$6.06

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.85% for Service, 0.85% for Investor A, 0.70% for Investor A1, 1.60% for Investor B, 1.10% for Investor B1, 1.60% for Investor C and 1.20% for Investor C1), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

[3]	Expenses are net of waiver, excluding interest expense and fees.

BlackRock Intermediate Municipal Fund (Including Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,079.00	$4.21	$1,000	$1,020.95	$4.09
Investor A	$1,000	$1,077.80	$5.45	$1,000	$1,019.75	$5.30
Investor A1	$1,000	$1,078.50	$4.68	$1,000	$1,020.50	$4.55
Investor B	$1,000	$1,077.30	$5.76	$1,000	$1,019.45	$5.60
Investor C	$1,000	$1,073.70	$9.38	$1,000	$1,015.95	$9.12

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.81% for Institutional, 1.05% for Investor A, 0.90% for Investor A1, 1.11% for Investor B, and 1.81% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

BlackRock Intermediate Municipal Fund (Excluding Interest Expense and Fees)

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional[3]	$1,000	$1,079.00	$4.21	$1,000	$1,020.95	$4.09
Investor A3	$1,000	$1,077.80	$5.45	$1,000	$1,019.75	$5.30
Investor A1[3]	$1,000	$1,078.50	$4.68	$1,000	$1,020.50	$4.55
Investor B3	$1,000	$1,077.30	$5.76	$1,000	$1,019.45	$5.60
Investor C3	$1,000	$1,073.70	$9.33	$1,000	$1,016.00	$9.07

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.81% for Institutional, 1.05% for Investor A, 0.90% for Investor A1, 1.11% for Investor B, and 1.80% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

[3]	Expenses are net of waiver, excluding interest expense and fees.

ANNUAL REPORT	MAY 31, 2009	15

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds’ NAVs per share.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Funds, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. A Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

Derivative Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, swaps and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16	ANNUAL REPORT	MAY 31, 2009

Portfolio Information as of May 31, 2009

BlackRock California Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

County/City/Special District/School District	47%
Utilities	22
State	10
Health	9
Transportation	7
Education	5

Credit Quality Allocation[2]	Percent of Long-Term Investments

AAA/Aaa	40%
AA/Aa	40
A/A	19
Not Rated	1

BlackRock New Jersey Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

State	26%
Transportation	22
Health	14
Housing	12
Education	11
County/City/Special District/School District	6
Utilities	5
Corporate	3
Tobacco	1

Credit Quality Allocation[2]	Percent of Long-Term Investments

AAA/Aaa	29%
AA/Aa	38
A/A	14
BBB/Baa	14
BB/Ba	1
B/B	1
Not Rated	3

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation	Percent of Long-Term Investments

County/City/Special District/School District	23%
Transportation	16
State	14
Housing	14
Health	13
Education	9
Corporate	6
Utilities	5

Credit Quality Allocation[2]	Percent of Long-Term Investments

AAA/Aaa	29%
AA/Aa	48
A/A	12
BBB/Baa	9
BB/Ba	1
Not Rated	1

BlackRock Intermediate Municipal Fund

Sector Allocation	Percent of Long-Term Investments

Transportation	28%
County/City/Special District/School District	23
State	17
Utilities	11
Corporate	6
Health	5
Education	4
Tobacco	4
Housing	1
Other[1]	1

Credit Quality Allocation[2]	Percent of Long-Term Investments

AAA/Aaa	31%
AA/Aa	33
A/A	16
BBB/Baa	14
Not Rated	6

[1]	Other includes investments in mutual funds.

[2]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

ANNUAL REPORT	MAY 31, 2009	17

Schedule of Investments May 31, 2009	BlackRock California Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 91.6%

County/City/Special District/School District — 43.8%
Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue Bonds (Community Facility Number 1), Series A, 7%, 8/01/19	$3,750	$3,764,962
Butte-Glenn Community College District, California, GO (Election of 2002), Series B, 4.855%, 8/01/29 (a)(b)	2,355	685,305
Central Unified School District, California, GO (Election of 2008), Series A, 5.50%, 8/01/29 (c)	1,000	1,045,420
Contra Costa County, California, Public Financing Authority, Lease Revenue Refunding Bonds (Various Capital Facilities), Series A, 5.35%, 8/01/24 (a)	5,585	5,650,400
Duarte, California, Unified School District, Capital Appreciation, GO (Election of 1998), Series E, 4.972%, 11/01/30 (b)(d)	4,805	1,286,731
El Monte, California, City School District, GO, Series B, 5%, 8/01/32 (d)	4,435	4,398,633
Eureka, California, Unified School District, GO (Election of 2002) (a)(b):
5.181%, 8/01/29	2,545	753,625
5.261%, 8/01/32	2,760	666,374
5.271%, 8/01/35	2,990	584,485
Glendale, California, Unified School District, GO, Series F, 5%, 9/01/28 (a)	2,000	2,021,220
Huntington Beach, California, Union High School District, GO (Election of 2004), 5.021%, 8/01/33 (a)(b)(e)	5,000	1,102,850
Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles), 6.20%, 11/01/31 (f)	4,000	4,074,280
Los Angeles, California, Community College District, GO, Refunding (Election of 2008), Series A, 6%, 8/01/33	3,825	4,116,350
Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Refunding Bonds, Series B, 5.50%, 4/01/39	3,000	3,021,960
Los Angeles, California, Unified School District, GO:
(Election of 2004), Series H, 5%, 7/01/32 (d)	5,890	5,794,641
Series I, 5%, 1/01/34	5,000	4,861,900
Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds, Proposition A, First Tier Senior-Series A, 5%, 7/01/35 (f)	4,000	3,948,160
Los Gatos, California, Unified School District, GO (Election of 2001), Series C, 5%, 8/01/30 (a)(e)	4,275	4,281,455
Los Rios, California, Community College District, GO (Election of 2002), Series B, 5%, 8/01/27 (a)	2,000	2,052,060

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (continued)
Madera, California, Unified School District, GO (Election 2002), 5%, 8/01/28 (d)	$2,220	$2,234,075
Martinez, California, GO (Election of 2008), Series A, 5.875%, 2/01/39	6,035	6,395,229
Montebello, California, Unified School District, GO (Election of 1998), 5.06%, 8/01/28 (a)(b)(e)	2,355	731,816
Murrieta Valley, California, Unified School District, Public Financing Authority, Special Tax Revenue Bonds, Series A, 5.125%, 9/01/26 (c)	5,500	5,531,020
Norco, California, Redevelopment Agency, Tax Allocation Bonds (Norco Redevelopment Project — Area Number 1):
6.80%, 3/01/29	3,180	3,236,572
7%, 3/01/34	5,000	5,057,850
Peralta, California, Community College District, GO:
(Election of 2000), Series C, 5%, 8/01/29 (a)	5,485	5,500,468
(Election of 2007), Series B, 5%, 8/01/37 (d)	2,000	1,921,060
Rancho Santiago, California, Community College District, GO, 5.125%, 9/01/29 (d)	5,000	5,510,750
Sacramento, California, Unified School District, GO (Election of 2002) (a):
5%, 7/01/27	3,400	3,442,534
5%, 7/01/30	9,230	9,193,818
San Diego, California, Regional Building Authority, Lease Revenue Bonds (County Operations Center and Annex Redevelopment Project), Series A, 5.375%, 2/01/36	2,300	2,307,567
San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding Bonds, 5.125%, 7/01/36 (f)	345	345,490
San Jose-Evergreen, California, Community College District, GO (Election of 2004), Series B, 5.501%, 9/01/31 (b)(d)	5,000	1,446,900
San Juan, California, Unified School District, GO (Election of 2002), 5%, 8/01/28 (a)	3,500	3,482,675
San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds (Capital Projects), Series A, 5.125%, 7/15/28 (d)	2,240	2,242,173
Santa Cruz County, California, Redevelopment Agency, Tax Allocation Bonds (Live Oak/Soquel Community Improvement Project Area), Series A, 7%, 9/01/36	1,200	1,277,520
Santa Rosa, California, High School District, GO (Election of 2002), 5%, 8/01/28 (a)	1,000	995,050

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
CABS	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDR	Economic Development Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
S/F	Single-Family
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (concluded)
Sonoma County, California, Junior College District, GO (Election of 2002), Refunding, Series B, 5%, 8/01/28 (d)	$6,700	$6,759,697
South Tahoe, California, Joint Powers Financing Authority, Lease Revenue Refunding Bonds, 5.125%, 10/01/25 (a)	4,465	4,487,727
Tamalpais, California, Union High School District, GO:
(Election of 2006), 5%, 8/01/29 (a)	4,600	4,635,512
5%, 8/01/27 (d)	5,250	5,303,288
Wasco, California, Union High School District, GO, Series A (c):
5%, 8/01/31	1,005	1,002,256
5%, 8/01/32	1,085	1,076,103
West Contra Costa, California, Unified School District, GO (Election of 2005), Series B, 5.625%, 8/01/35 (g)	2,000	2,101,420
Westminster, California, Redevelopment Agency, Westminster Commercial Redevelopment Project Number 1, Subordinate Tax Allocation Bonds (Police Facility), 6.25%, 11/01/39 (c)	1,400	1,474,424

		141,803,805

Education — 5.4%
California State University, Systemwide Revenue Refunding Bonds, Series A, 5%, 11/01/32 (d)	10,000	9,972,200
Pittsburg, California, GO (Election of 2006), Series B, 5.625%, 8/01/39 (d)	5,000	5,123,750
University of California Revenue Bonds, Series O, 5.75%, 5/15/34	2,200	2,365,704

		17,461,654

Health — 8.6%
California Health Facilities Financing Authority Revenue Bonds (Sutter Health), Series A, 6.25%, 8/15/35	2,080	2,104,960
California Health Facilities Financing Authority, Revenue Refunding Bonds:
(Catholic Healthcare West), Series A, 6%, 7/01/39	5,000	5,060,050
(Providence Health and Services), Series C, 6.50%, 10/01/33	3,670	3,934,901
California Statewide Communities Development Authority, Health Facility Revenue Bonds (Memorial Health Services), Series A, 6%, 10/01/23	2,475	2,533,410
Corona, California, COP, Refunding (Corona Community) (h):
8%, 3/01/10	2,065	2,181,487
8%, 3/01/11	2,230	2,503,019
8%, 3/01/12	2,410	2,838,402
8%, 3/01/13	2,605	3,216,367
8%, 3/01/14	2,810	3,590,758

		27,963,354

Municipal Bonds	Par (000)	Value

California (continued)

State — 9.6%
California State, GO, 6.50%, 4/01/33	$9,700	$10,543,900
California State Public Works Board, Lease Revenue Bonds:
(Department of Education — Riverside Campus Project), Series B, 6.50%, 4/01/34	10,000	10,618,400
(Department of General Services), Series A, 6.125%, 4/01/28	2,500	2,563,800
(Department of General Services), Series A, 6.25%, 4/01/34	2,425	2,466,977
California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/39 (d)	5,000	4,833,000

		31,026,077

Transportation — 5.3%
Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series B, 5.20%, 5/15/27 (a)	2,000	1,807,160
Los Angeles, California, Harbor Department Revenue Refunding Bonds, 7.60%, 10/01/18 (a)(i)	3,820	4,527,464
Port of Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375%, 11/01/27 (a)(e)	9,000	8,081,460
San Francisco, California, City and County Airport Commission, International Airport Revenue Refunding Bonds, AMT, Second Series, 6.75%, 5/01/19	1,575	1,645,214
San Francisco, California, City and County Airport Commission, International Airport, Special Facilities Lease Revenue Bonds (SFO Fuel Company LLC), AMT, Series A, 6.10%, 1/01/20 (d)	1,250	1,256,750

		17,318,048

Utilities — 18.9%
Bakersfield, California, Wastewater Revenue Bonds, Series A, 5%, 9/15/32 (d)	10,000	9,931,200
California State Department of Water Resources, Water System Revenue Refunding Bonds (Central Valley Project), Series AE, 5%, 12/01/28	2,500	2,623,800
Eastern Municipal Water District, California, Water and Sewer Revenue Bonds, COP, Series A, 5%, 7/01/32 (a)	7,880	7,679,533
Glendale, California, Water Revenue Bonds, 5%, 2/01/32 (d)	6,825	6,843,564
Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series A, 5%, 6/01/32 (a)	4,000	3,967,560
Sacramento County, California, Sanitation District Financing Authority, Revenue Bonds (Sacramento Regional County Sanitation District), 5%, 12/01/36 (a)(e)	5,000	4,868,800
San Diego, California, Public Facilities Financing Authority, Sewer Revenue Refunding Bonds, Senior Series A:
5.25%, 5/15/34	4,000	4,009,120
5.25%, 5/15/39	5,000	4,974,450
San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A (d):
5%, 5/01/27	5,000	5,089,500
5%, 5/01/31	4,000	4,001,880
San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (d)	4,250	4,208,860

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	19

Schedule of Investments (continued)	BlackRock California Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Utilities (concluded)
Stockton, California, Public Financing Authority, Water Revenue Bonds (Water System Capital Improvement Projects), Series A, 5%, 10/01/31 (a)	$1,400	$1,372,224
Turlock, California, Public Finance Authority, Sewer Revenue Bonds, Series A, 5%, 9/15/26 (a)(e)	1,650	1,659,372

		61,229,863

Total Municipal Bonds — 91.6%		296,802,801

Municipal Bonds Transferred to Tender Option Bond Trusts (j)

California — 5.3%

County/City/Special District/School District — 1.3%
Vista, California, Unified School District, GO, Series A, 5.25%, 8/01/25 (d)	4,200	4,315,409

Transportation — 2.3%
San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding Bonds, Series A, 5%, 7/01/30 (a)	5,270	5,294,453

Utilities — 1.7%
San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A, 5%, 5/01/30 (d)	7,350	7,383,369

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.3%		16,993,231

Total Long-Term Investments (Cost — $311,456,043) — 96.9%		313,796,032

Short-Term Securities

California — 6.0%

Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds, Proposition C, VRDN, Second Senior Series A, 5.75%, 6/08/09 (a)(k)	19,500	19,500,000

	Shares

Money Market Funds — 0.0%

CMA California Municipal Money Fund, 0.07% (l)(m)	29,487	29,487

Total Short-Term Securities (Cost — $19,529,487) — 6.0%		19,529,487

Total Investments (Cost — $330,985,530*) — 102.9%		333,325,519
Other Assets Less Liabilities — 0.3%		1,055,276
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (3.2)%		(10,377,953)

Net Assets — 100.0%		$324,002,842

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$320,556,601

Gross unrealized appreciation	$8,144,243
Gross unrealized depreciation	(5,708,848)

Net unrealized appreciation	$2,435,395

(a)	NPFGC Insured.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Assured Guaranty Insured.

(d)	FSA Insured.

(e)	FGIC Insured.

(f)	AMBAC Insured.

(g)	BHAC Insured.

(h)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)	Security is collateralized by Municipal or US Treasury Obligations.

(j)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(k)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(l)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost		Realized Loss	Income

BlackRock California Insured Municipal 2008 Term Trust, Inc.	—	$1,155,837		$154,990	$47,342
CMA California Municipal Money Fund	—	$9,263,189	[1]	—	$139,642

	[1]	Represents net sale cost.

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine sector sub-classifications for reporting ease. These sector classifications are unaudited.

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments (concluded)	BlackRock California Municipal Bond Fund

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$29,487
Level 2	333,296,032
Level 3	—

Total	$333,325,519

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	21

Schedule of Investments May 31, 2009	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 86.1%

Corporate — 2.4%
New Jersey EDA, EDR, Refunding (Burlington Coat Factory), 6.125%, 9/01/10	$80	$80,165
New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%, 10/01/14	1,250	1,134,325
New Jersey EDA, PCR (Public Service Electric & Gas Co.), AMT, Series A, 6.40%, 5/01/32 (a)	100	100,016
New Jersey EDA, Revenue Bonds (American Airlines Inc. Project), AMT, 7.10%, 11/01/31	1,075	580,500
New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Waste Management Inc.), AMT, Series A, 5.30%, 6/01/15	2,000	1,936,040
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 6.25%, 9/15/19	3,000	2,542,470

		6,373,516

County/City/Special District/School District — 5.4%
Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource Recovery, Revenue Refunding Bonds, AMT:
Series A, 7.50%, 12/01/10	340	339,286
Series B, 7.50%, 12/01/09	25	25,051
Cape May Point, New Jersey, GO, 5.70%, 3/15/13	600	629,364
Essex County, New Jersey, Improvement Authority, Project Consolidation Revenue Refunding Bonds, 5.50%, 10/01/29 (a)	1,500	1,602,915
Hopatcong Boro, New Jersey, GO, 5.75%, 8/01/13 (b)(c)	1,300	1,516,697
Knowlton Township, New Jersey, Board of Education, GO, 6.60%, 8/15/11	169	188,378
Middlesex County, New Jersey, COP, Refunding, 5%, 8/01/22 (a)	200	200,312
Middlesex County, New Jersey, Improvement Authority, County-Guaranteed Revenue Bonds (Golf Course Projects), 5.25%, 6/01/26	1,705	1,797,650
Middlesex County, New Jersey, Improvement Authority, Senior Revenue Bonds (Heldrich Center Hotel/ Conference Project), Series A, 5%, 1/01/15	945	729,634
Newark, New Jersey, Housing Authority, Port Authority- Port Newark Marine Terminal, Additional Rent-Backed Revenue Refunding Bonds (City of Newark Redevelopment Projects), 4.375%, 1/01/37 (a)	4,000	3,485,400
Perth Amboy, New Jersey, GO (Convertible CABS), Refunding (d)(e):
5.387%, 7/01/35	1,250	1,029,775
5.059%, 7/01/36	300	246,138
Salem County, New Jersey, Improvement Authority Revenue Bonds (Finlaw State Office Building Project), 5.375%, 8/15/28 (e)	605	639,261
South Jersey Port Corporation of New Jersey, Revenue Bonds, AMT, 5.20%, 1/01/23	1,500	1,460,040
Union County, New Jersey, Improvement Authority, Lease Revenue Bonds (Madison Redevelopment Project), 5%, 3/01/25 (e)	500	510,940

		14,400,841

Education — 11.4%
New Jersey EDA, EDR (Duke Farms Foundation Project), Series B, 5%, 7/01/48	2,000	2,037,700
New Jersey EDA, EDR, Refunding (The Seeing Eye, Inc. Project), 5%, 12/01/24 (c)	6,500	6,819,930

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Education (concluded)
New Jersey State Educational Facilities Authority Revenue Bonds:
(Fairleigh Dickinson University), Series D, 5.25%, 7/01/32 (f)	$1,500	$1,252,305
(Georgian Court College Project), Series C, 6.50%, 7/01/13 (b)	750	892,912
(Kean University), Series D, 5.25%, 7/01/13 (b)(g)	250	283,320
(Montclair State University), Series F, 5%, 7/01/11 (b)(g)	500	538,105
(New Jersey Institute of Technology), Series G, 5.25%, 7/01/19 (a)	1,000	1,043,140
(Rider University), Series C, 5%, 7/01/37 (h)	2,400	1,879,032
(Rowan University), Series C, 5%, 7/01/14 (a)(b)	650	738,835
(Rowan University), Series C, 5.125%, 7/01/14 (a)(b)	715	817,002
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
(College of New Jersey), Series D, 5%, 7/01/35 (e)	1,000	1,021,940
(Georgian Court University), Series D, 5%, 7/01/33	500	404,120
(Ramapo College), Series I, 4.25%, 7/01/36 (c)	295	250,001
(Rowan University), Series B, 5%, 7/01/27 (i)	1,250	1,308,500
(Rowan University), Series B, 4.25%, 7/01/34 (a)(g)	1,950	1,671,930
(Stevens Institute of Technology), Series A, 5%, 7/01/34	1,400	1,122,730
(University of Medicine and Dentistry), Series B, 7.50%, 12/01/32	2,500	2,599,775
(William Paterson University), Series C, 5%, 7/01/38 (i)	3,200	3,258,368
New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds, AMT, Series A, 5.30%, 6/01/17 (c)	15	15,082
University of Medicine and Dentistry of New Jersey, COP, 5%, 4/15/22 (c)	250	242,730
University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series A (c):
5.125%, 12/01/22	250	228,435
5.50%, 12/01/27	1,030	936,517
5%, 12/01/31	1,000	825,970

		30,188,379

Health — 13.4%
Burlington County, New Jersey, Bridge Commission, EDR, Refunding (The Evergreens Project), 5.625%, 1/01/38	1,850	1,245,531
New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
5.25%, 6/01/24	875	881,265
5.25%, 6/01/32	500	473,195
New Jersey EDA, First Mortgage Revenue Bonds:
(Lions Gate Project), Series A, 5.875%, 1/01/37	1,000	740,850
(The Presbyterian Home), Series A, 6.375%, 11/01/31	1,330	1,010,255
New Jersey EDA, First Mortgage Revenue Refunding Bonds (The Winchester Gardens at Ward Homestead Project), Series A, 5.80%, 11/01/31	1,500	1,222,350
New Jersey EDA, Retirement Community Revenue Refunding Bonds (Seabrook Village, Inc.):
5.25%, 11/15/26	2,000	1,451,380
5.25%, 11/15/36	600	385,872

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Health (concluded)
New Jersey EDA, Revenue Bonds (Saint Barnabas Medical Center Project), Series A, 5.624%, 7/01/23 (a)(j)	$4,000	$1,625,400
New Jersey Health Care Facilities Financing Authority Revenue Bonds:
(Avalon at Hillsborough), AMT, Series A, 6.625%, 7/01/35	500	363,170
(Children’s Specialized Hospital), Series A, 5.50%, 7/01/36	460	367,798
(Hunterdon Medical Center), Series A, 5.25%, 7/01/25	750	701,227
(Hunterdon Medical Center), Series A, 5.125%, 7/01/35	1,100	936,694
(Kennedy Health System), 5.50%, 7/01/21	2,000	2,014,380
(Meridian Health), Series I, 5%, 7/01/38 (i)	1,925	1,878,781
(Pascack Valley Hospital Association), 6%, 7/01/13 (k)(l)	830	22,327
(RWJ Healthcare Corporation), Series B, 5%, 7/01/25 (h)	250	207,875
(South Jersey Hospital System), 6%, 7/01/12 (b)	1,500	1,696,170
(Virtua Health), 5.50%, 7/01/38 (i)	3,250	3,226,502
New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
(Atlantic City Medical Center), 6.25%, 7/01/12 (b)	405	458,383
(Atlantic City Medical Center), 6.25%, 7/01/17	505	532,578
(Bayshore Community Hospital), 5.125%, 7/01/32 (h)	1,500	1,077,120
(Capital Health System Inc.), Series A, 5.75%, 7/01/13 (b)	600	686,634
(General Hospital Center at Passaic), 6.75%, 7/01/19 (e)(m)	125	157,242
(Hackensack University Medical Center), 5.25%, 1/01/36 (i)	3,600	3,612,168
(Saint Barnabas Health Care System), Series A, 5%, 7/01/29	3,940	3,054,327
(Saint Barnabas Health Care System), Series B, 5.902%, 7/01/30 (j)	4,500	708,660
(Saint Barnabas Health Care System), Series B, 5.696%, 7/01/36 (j)	7,360	653,789
(Saint Barnabas Health Care System), Series B, 5.761%, 7/01/37 (j)	7,000	568,680
(South Jersey Hospital System), 5%, 7/01/46	3,150	2,677,311
Newark, New Jersey, Health Care Facility Revenue Refunding Bonds (New Community Urban Renewal), Series A, 5.20%, 6/01/30 (n)(o)	920	895,924

		35,533,838

Housing — 7.5%
Middlesex County, New Jersey, Improvement Authority Revenue Bonds (New Brunswick Apartments Rental Housing), AMT, 5.15%, 2/01/24 (p)	2,965	2,977,868
New Jersey State Housing and Mortgage Finance Agency, Capital Fund Program Revenue Bonds, Series A, 4.70%, 11/01/25 (e)	2,100	2,095,170
New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue Refunding Bonds, Series B (e):
6.15%, 11/01/20	195	197,412
6.25%, 11/01/26	940	948,742

Municipal Bonds	Par (000)	Value

New Jersey (continued)

Housing (concluded)
New Jersey State Housing and Mortgage Finance Agency Revenue Bonds, Series AA, 6.50%, 10/01/38	$2,250	$2,415,803
New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Bonds, AMT:
Series U, 4.90%, 10/01/27	2,500	2,341,650
Series U, 4.95%, 10/01/32	640	590,835
Series X, 4.85%, 4/01/16	2,000	2,038,880
New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Refunding Bonds, AMT, Series T:
4.65%, 10/01/32	4,400	3,820,784
4.70%, 10/01/37	2,900	2,486,518

		19,913,662

State — 22.9%
Garden State Preservation Trust of New Jersey, Capital Appreciation Revenue Bonds, Series B, 5.237%, 11/01/27 (e)(j)	4,135	1,675,295
Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation Revenue Bonds, Series A (e):
5.80%, 11/01/22	1,640	1,872,601
5.75%, 11/01/28	2,080	2,462,158
Garden State Preservation Trust of New Jersey Revenue Bonds, Series B, 5.17%, 11/01/24 (e)(j)	10,000	4,894,400
New Jersey EDA, Cigarette Tax Revenue Bonds:
5.625%, 6/15/19	520	482,815
5.75%, 6/15/29	790	647,065
5.50%, 6/15/31 (h)	125	97,569
5.75%, 6/15/34	3,845	3,053,391
New Jersey EDA, EDR, Refunding (Kapkowski Road Landfill Reclamation Improvement District Project), 6.50%, 4/01/28	2,500	2,018,075
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (a):
4.951%, 7/01/21 (j)	1,675	948,502
5%, 7/01/27	2,000	1,995,200
5%, 7/01/29	2,100	2,058,189
New Jersey EDA, Revenue Bonds:
(Motor Vehicle Commission), Series A, 3.523%, 7/01/12 (a)(j)	4,000	3,698,880
(Newark Downtown District Management Corporation), 5.125%, 6/15/37	350	257,379
New Jersey EDA, School Facilities Construction Revenue Bonds:
Series L, 5%, 3/01/30 (e)	1,700	1,731,348
Series O, 5.25%, 3/01/23	1,590	1,630,306
Series U, 5%, 9/01/37 (c)	500	493,255
Series Z, 5.50%, 12/15/34 (i)	1,500	1,595,205
Series Z, 6%, 12/15/34 (i)	1,000	1,101,620
New Jersey EDA, School Facilities Construction, Revenue Refunding Bonds, Series AA, 5.50%, 12/15/29	500	517,145
New Jersey EDA, State Contract Revenue Refunding Bonds (Economic Fund), Series A, 5.251%, 3/15/21 (a)(j)	2,000	1,183,000
New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds (Convention Center), 5.50%, 3/01/21 (a)	805	885,927

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	23

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (continued)

State (concluded)
New Jersey Sports and Exposition Authority, State Contract Revenue Bonds, Series A, 5.50%, 3/01/10 (a)(b)	$3,070	$3,138,461
New Jersey State, COP (Equipment Lease Purchase Agreement), Series A:
5.25%, 6/15/29	1,000	1,001,520
5.25%, 6/15/30	1,110	1,107,170
New Jersey State Educational Facilities Authority Revenue Bonds (Public Library Project Grant Issue), Series A, 5.50%, 9/01/19 (c)	1,120	1,193,976
New Jersey State, GO, 5.75%, 5/01/12	2,500	2,784,600
New Jersey State, GO, Refunding:
Series H, 5.25%, 7/01/14	3,000	3,411,840
Series N, 5.50%, 7/15/17 (a)(g)	3,000	3,516,990
New Jersey State Transit Corporation, COP (Federal Transit Administration Grants), Series A, 6.125%, 9/15/09 (b)(c)	1,500	1,524,750
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds:
Series C, 5.051%, 12/15/35 (c)(j)	1,380	246,841
Series D, 5%, 6/15/20	1,230	1,277,970
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds, Series B (a):
6.50%, 6/15/10	1,560	1,638,499
6%, 12/15/11 (b)	2,500	2,802,300
5.50%, 12/15/21	1,800	1,977,246

		60,921,488

Tobacco — 1.4%
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Bonds, 7%, 6/01/13 (b)	1,445	1,735,561
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds, Series 1A, 5%, 6/01/41	3,500	2,108,995

		3,844,556

Transportation — 19.5%
Delaware River Joint Toll Bridge Commission of New Jersey and Pennsylvania, Bridge Revenue Refunding Bonds, 5%, 7/01/24	2,450	2,480,576
Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, 5.75%, 1/01/26 (e)	15,000	15,088,800
Delaware River Port Authority of Pennsylvania and New Jersey, Revenue Refunding Bonds (Port District Project), Series A, 5.20%, 1/01/27 (e)	350	355,568
New Jersey State Highway Authority, Garden State Parkway, Senior General Revenue Refunding Bonds, 6.20%, 1/01/10 (m)	330	338,976
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation System, Series A, 5.75%, 6/15/20	2,820	3,098,052
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series A (j):
6.23%, 12/15/32	10,000	2,326,700
CABS, 6.62%, 12/15/38	10,000	1,537,100

Municipal Bonds	Par (000)	Value

New Jersey (concluded)

Transportation (concluded)
New Jersey State Turnpike Authority, Turnpike Revenue Bonds:
Series B, 5.15%, 1/01/35 (c)(d)	$1,510	$1,087,079
Series C, 5%, 1/01/30 (e)	2,500	2,556,100
New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds:
Series A, 5%, 1/01/27 (a)(g)	1,000	1,016,200
Series C, 6.50%, 1/01/16	80	93,651
Series C, 6.50%, 1/01/16 (a)	545	648,566
Series C, 6.50%, 1/01/16 (m)	420	491,733
Series C, 6.50%, 1/01/16 (a)(m)	2,955	3,444,038
Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
85th Series, 5.20%, 9/01/18	1,000	1,137,680
93rd Series, 6.125%, 6/01/94	1,000	1,112,150
Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, 147th Series, 4.75%, 4/15/37	5,000	4,321,600
Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Air Terminal LLC), AMT, Series 6 (a):
6.25%, 12/01/09	7,000	7,065,030
6.25%, 12/01/11	1,750	1,786,592
5.75%, 12/01/22	2,000	1,788,680

		51,774,871

Utilities — 2.2%
New Jersey EDA, Water Facilities Revenue Bonds (New Jersey-American Water Company, Inc. Project), AMT, Series A:
5.25%, 11/01/32 (c)	1,250	1,059,300
6.875%, 11/01/34 (g)	100	100,011
North Hudson Sewer Authority, New Jersey, Sewer Revenue Refunding Bonds, Series A, 5.411%, 8/01/21 (a)(j)	5,000	2,659,250
Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding Bonds (Ogden Martin System of Union, Inc.), AMT, Series A, 5.50%, 6/01/10 (c)	2,000	2,051,640

		5,870,201

Total Municipal Bonds in New Jersey		228,821,352

Guam — 0.6%

State — 0.3%
Commonwealth of the Northern Mariana Islands, Guam, GO, Series A:
6.75%, 10/01/13 (b)	600	708,690
6.75%, 10/01/33	150	120,536

		829,226

Utilities — 0.3%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Refunding Bonds, 5.875%, 7/01/35	1,000	809,770

Total Municipal Bonds in Guam		1,638,996

See Notes to Financial Statements.

24	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Multi-State (q)(r) — 3.5%

Housing — 3.5%
Charter Mac Equity Issuer Trust:
6.625%, 6/30/49	$1,000	$1,002,530
7.60%, 11/30/50	4,000	4,196,480
MuniMae TE Bond Subsidiary LLC:
6.875%, 6/30/49	4,000	2,799,600
7.75%, 6/30/50	2,000	1,299,800

Total Municipal Bonds in Multi-State		9,298,410

Puerto Rico — 7.3%

Corporate — 0.2%
Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45%, 12/01/25	1,345	618,835

Housing — 0.6%
Puerto Rico Housing Financing Authority, Capital Funding Program, Subordinate Revenue Refunding Bonds, 5.125%, 12/01/27	1,600	1,635,632

State — 2.6%
Puerto Rico Commonwealth, Public Improvement, GO:
5.50%, 7/01/19 (e)	5,000	5,238,350
Series A, 5.25%, 7/01/16 (b)	310	368,829
Puerto Rico Municipal Finance Agency, GO, Series A, 5%, 8/01/21 (e)	1,250	1,251,950

		6,859,129

Transportation — 2.0%
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series B, 6%, 7/01/10 (b)	3,000	3,191,010
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Refunding Bonds:
Series D, 5.375%, 7/01/12 (b)	1,000	1,107,570
Series N, 5.25%, 7/01/34 (i)	1,000	986,230

		5,284,810

Utilities — 1.9%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 6%, 7/01/38	1,000	965,310
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation Refunding Bonds, Series A (b):
5.375%, 10/01/10	1,000	1,048,350
5.50%, 10/01/10	1,650	1,732,467
Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH, 5.25%, 7/01/10 (b)(e)	1,170	1,239,908

		4,986,035

Total Municipal Bonds in Puerto Rico		19,384,441

Municipal Bonds	Par (000)	Value

U.S. Virgin Islands — 0.8%

Corporate — 0.8%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	$1,400	$1,369,018
Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa Refinery), AMT, 5.875%, 7/01/22	750	692,273

Total Municipal Bonds in U.S. Virgin Islands		2,061,291

Total Municipal Bonds — 98.3%		261,204,490

Municipal Bonds Transferred to Tender Option Bond Trusts (s)

Puerto Rico — 0.8%

Utilities — 0.8%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation Refunding Bonds, Series A, 5.50%, 10/01/18	2,000	2,099,960

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 0.8%		2,099,960

Total Long-Term Investments (Cost — $274,017,623) — 99.1%		263,304,450

Short-Term Securities	Shares

Money Market Funds — 0.7%

CMA New Jersey Municipal Money Fund, 0.11% (t)(u)	1,816,570	1,816,570

Total Short-Term Securities (Cost — $1,816,570) — 0.7%		1,816,570

Total Investments (Cost — $275,834,193*) — 99.8%		265,121,020
Other Assets Less Liabilities — 0.6%		1,502,183
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (0.4)%		(1,000,806)

Net Assets — 100.0%		$265,622,397

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	25

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$273,786,875

Gross unrealized appreciation	$8,942,117
Gross unrealized depreciation	(18,607,972)

Net unrealized depreciation	$(9,665,855)

(a)	NPFGC Insured.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	AMBAC Insured.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)	FSA Insured.

(f)	ACA Insured.

(g)	FGIC Insured.

(h)	Radian Insured.

(i)	Assured Guaranty Insured.

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	Non-income producing security.

(l)	Issuer filed for bankruptcy and/or is in default of interest payments.

(m)	Security is collateralized by Municipal or US Treasury Obligations.

(n)	FHA Insured.

(o)	GNMA Collateralized.

(p)	FNMA Collateralized.

(q)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(r)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(s)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(t)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA New Jersey Municipal Money Fund	(13,443,621)	$53,316

(u)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine sector sub-classifications for reporting ease. These sector classifications are unaudited.

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$1,816,570
Level 2	263,304,450
Level 3	—

Total	$265,121,020

See Notes to Financial Statements.

26	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments May 31, 2009	BlackRock Pennsylvania Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania — 79.1%

Corporate — 5.4%
Allegheny County, Pennsylvania, IDA, Environmental Improvement Revenue Refunding Bonds (USX Corporation), 6.10%, 7/15/20	$1,500	$1,415,460
Bradford County, Pennsylvania, IDA, Solid Waste Disposal Revenue Refunding Bonds (International Paper Company Project), AMT, Series B, 5.20%, 12/01/19	1,000	816,980
Chester County, Pennsylvania, IDA, Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), AMT, Series A, 5%, 2/01/40 (a)(b)	3,800	3,199,486
Delaware County, Pennsylvania, IDA, Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), AMT (a)(b):
Series A, 5%, 11/01/38	2,375	1,974,789
Series C, 5%, 2/01/35	5,670	4,800,959
Northumberland County, Pennsylvania, IDA, Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania Inc. Project), AMT, 5.05%, 10/01/39 (a)(b)	2,500	2,088,975
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds (Waste Management Inc. Project), AMT, Series A, 5.10%, 10/01/27	300	261,153
Pennsylvania Economic Development Financing Authority, Water Facility Revenue Bonds (Aqua Pennsylvania, Inc. Project), AMT, Series A, 6.75%, 10/01/18	9,400	10,143,540
Washington County, Pennsylvania, IDA, PCR (West Penn Power), Refunding, Series G, 6.05%, 4/01/14 (c)	2,500	2,500,750

		27,202,092

County/City/Special District/School District — 20.5%
Allegheny County, Pennsylvania, GO, Refunding, C-57, 5%, 11/01/21 (a)(b)	5,775	5,974,122
Coatesville, Pennsylvania, School District, GO, 5%, 8/01/25 (d)	6,585	6,910,497
Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds:
5.75%, 7/01/32	21,000	22,689,240
Series A, 5.50%, 8/01/28 (c)	6,500	6,989,255
Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Refunding Bonds, Series A, 5.50%, 6/01/37	10,000	10,349,600
East Stroudsburg, Pennsylvania, Area School District, GO, Series A, 7.75%, 9/01/27 (a)(b)	3,700	4,425,200
Mifflin County, Pennsylvania, School District, GO, 7.50%, 9/01/22 (e)	2,300	2,790,130
Philadelphia, Pennsylvania, Qualified Redevelopment Authority Revenue Bonds, AMT, Series B, 5%, 4/15/27 (a)(b)	415	372,363
Philadelphia, Pennsylvania, School District, GO, Refunding, Series A, 5%, 8/01/15 (c)	9,105	9,924,359
Philadelphia, Pennsylvania, School District, GO, Series E, 6%, 9/01/38	8,600	9,099,574
Reading, Pennsylvania, School District, GO, 5%, 1/15/36 (d)	5,290	5,304,495
Souderton, Pennsylvania, Area School District, GO, 5%, 11/15/22 (a)(b)	4,290	4,473,869

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)

County/City/Special District/School District (concluded)
Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds (Capital Projects and Equipment Program), 6.15%, 12/01/29 (c)	$290	$290,087
West Chester, Pennsylvania, Area School District, GO, Series A (d):
5%, 5/15/18	4,915	5,468,871
5%, 5/15/22	7,550	8,162,532

		103,224,194

Education — 9.3%
Delaware County, Pennsylvania, Authority Revenue Bonds (Haverford College), 5.75%, 11/15/25	6,795	7,106,211
Lancaster, Pennsylvania, Higher Education Authority, College Revenue Bonds (Franklin & Marshall College Project), 5%, 4/15/37	2,930	2,806,676
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
5%, 6/15/26 (a)	3,300	3,367,815
(Lafayette College Project), 6%, 5/01/30	155	157,844
Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding Bonds (University of the Sciences in Philadelphia), 5%, 11/01/32 (f)	5,000	5,003,500
Pennsylvania State University, Revenue Refunding Bonds, Series A:
5%, 8/15/28	5,045	5,302,749
5%, 8/15/29	2,000	2,087,400
Philadelphia, Pennsylvania, Authority for IDR (American College of Physicians):
5.50%, 6/15/20	6,370	6,429,814
5.50%, 6/15/25	8,315	8,359,070
University of Pittsburgh, Pennsylvania, The Commonwealth System of Higher Education, Revenue Bonds (Capital Project), Series B, 5%, 9/15/28	4,450	4,595,871
Wilkes-Barre, Pennsylvania, Financing Authority, Revenue Refunding Bonds (Wilkes University Project), 5%, 3/01/37	1,800	1,414,548

		46,631,498

Health — 12.3%
Allegheny County, Pennsylvania, Hospital Development Authority, Health Center Revenue Bonds (University of Pittsburgh Medical Center Health System), Series B, 6%, 7/01/25 (a)	6,750	7,249,297
Allegheny County, Pennsylvania, Hospital Development Authority, Revenue Refunding Bonds (West Penn Allegheny Health System), Series A, 5.375%, 11/15/40	3,120	1,866,259
Allegheny County, Pennsylvania, IDA, Commercial Development Revenue Refunding Bonds (MPB Associates Project), 7.70%, 12/01/13 (d)	3,040	3,393,765
Allegheny County, Pennsylvania, IDA, Lease Revenue Refunding Bonds (Residential Resources Inc. Project), 5.125%, 9/01/31	905	711,511
Bucks County, Pennsylvania, IDA, Retirement Community Revenue Bonds (Ann’s Choice Inc.), Series A, 5.90%, 1/01/27	770	575,852
Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds (Pennswood Village Project), Series A, 6%, 10/01/12 (g)	1,000	1,153,020

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	27

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)

Health (concluded)
Dauphin County, Pennsylvania, General Authority, Hospital Revenue Refunding Bonds (Hapsco Group — Western Pennsylvania Hospital Project), Series B, 6.25%, 7/01/16 (a)(h)	$1,000	$1,141,690
Delaware County, Pennsylvania, Hospital Authority Revenue Refunding Bonds (Crozer-Chester Medical Center), 5%, 12/15/31	6,000	4,254,180
Fulton County, Pennsylvania, IDA, Hospital Revenue Bonds (Fulton County Medical Center Project), 5.90%, 7/01/40	500	334,815
Geisinger Health System, Pennsylvania, Revenue Bonds, Series A, 5.25%, 6/01/39	6,000	5,946,240
Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds:
(Brethren Village Project), Series A, 6.50%, 7/01/40	1,750	1,471,085
(Masonic Homes Project), 5%, 11/01/26	600	550,860
(Masonic Homes Project), 5%, 11/01/31	1,885	1,631,279
(Masonic Homes Project), 5%, 11/01/36	3,095	2,600,976
Lebanon County, Pennsylvania, Health Facilities Authority, Health Center Revenue Bonds (Pleasant View Retirement Project), Series A, 5.30%, 12/15/26	1,000	719,330
Lehigh County, Pennsylvania, General Purpose Authority, Revenue Refunding Bonds (Kids Peace Corporation), 5.70%, 11/01/09 (i)	670	659,200
Mifflin County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds (Lewiston Hospital) (g)(j):
6.20%, 1/01/11	1,000	1,090,760
6.40%, 1/01/11	2,550	2,789,445
Monroe County, Pennsylvania, Hospital Authority Revenue Refunding Bonds (Pocono Medical Center), 5.125%, 1/01/37	4,140	3,502,357
Montgomery County, Pennsylvania, Higher Education and Health Authority, Revenue Refunding Bonds (Holy Redeemer Health System Project), Series A, 5.25%, 10/01/27 (c)	8,900	7,010,352
Montgomery County, Pennsylvania, IDA, Retirement Community Revenue Bonds (ACTS Retirement — Life Communities Inc.), Series A-1, 6.25%, 11/15/29	480	483,278
Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Foulkeways at Gwynedd Project), Series A, 5%, 12/01/24	1,000	870,720
Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Hospital Revenue Refunding Bonds (Presbyterian Medical Center), 6.65%, 12/01/19 (h)	3,000	3,726,750
Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding Bonds (Guthrie Healthcare System), Series A, 5.875%, 12/01/31	320	307,469
South Fork Municipal Authority, Pennsylvania, Hospital Revenue Refunding Bonds (Good Samaritan Medical Center), Series B, 5.375%, 7/01/16 (a)	3,645	3,653,128
Southcentral General Authority, Pennsylvania, Revenue Refunding Bonds (Wellspan Health Obligated):
5.625%, 5/15/26 (h)	315	342,884
Series A, 6%, 6/01/29	3,750	3,938,325

		61,974,827

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)

Housing — 4.4%
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT:
Series 63A, 5.643%, 4/01/30 (k)	$13,155	$3,737,993
Series 66A, 5.65%, 4/01/29	1,045	1,029,597
Series 73A, 5.45%, 10/01/32	2,000	1,966,140
Series 96A, 4.70%, 10/01/37	6,500	5,549,050
Series 99A, 5.25%, 10/01/32	4,800	4,594,320
Series 103C, 5.40%, 10/01/33	4,250	4,341,205
Philadelphia, Pennsylvania, Authority for Industrial Development, Senior Living Revenue Bonds:
(Rieder House Project), Series A, 6.10%, 7/01/33	500	394,290
(Saligman House Project), Series C, 6.10%, 7/01/33	500	394,290

		22,006,885

State — 10.0%
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds, Series B, 5%, 6/01/31	3,420	3,430,670
Pennsylvania Convention Center Authority Revenue Bonds, Series A, 6.70%, 9/01/16 (b)(h)	1,000	1,158,620
Pennsylvania State Public School Building Authority, Revenue Refunding Bonds (The School District of Philadelphia Project), Series B, 5%, 6/01/24 (d)	9,000	9,425,160
Pennsylvania State Public School Building Authority, School Revenue Bonds (Harrisburg School District), Series A, 5%, 11/15/33 (f)	3,050	3,052,318
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds, Series C, 5%, 12/01/32 (a)	11,000	11,116,050
Pennsylvania State, GO:
First Series, 5%, 10/01/26	2,800	2,980,068
First Series, 5%, 3/15/29	3,900	4,125,693
Second Series A, 5%, 8/01/24	6,000	6,513,720
Pennsylvania State, IDA, EDR, Refunding, 5.50%, 7/01/16 (c)	7,695	8,376,084

		50,178,383

Transportation — 15.2%
Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds (d):
5.75%, 1/01/22	35,000	35,296,450
(Port District Project), Series B, 5.70%, 1/01/22	8,930	8,976,168
Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds:
Series A, 5.50%, 12/01/31 (c)	1,600	1,635,776
Sub-Series A, 5%, 6/01/39 (f)	3,500	3,532,935
Philadelphia, Pennsylvania, Airport Revenue Bonds, AMT, Series A (d):
5%, 6/15/37	14,000	12,110,840
(Philadelphia Airport System), 5%, 6/15/32	9,500	8,430,015
Philadelphia, Pennsylvania, Parking Authority, Airport Parking Revenue Bonds, 5.625%, 9/01/17 (d)	4,495	4,557,211
Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, AMT, Series A, 6.50%, 1/01/38	2,400	1,788,816

		76,328,211

Utilities — 2.0%
Delaware County, Pennsylvania, IDA, Water Facilities Revenue Bonds (Philadelphia Suburban Water), 6%, 6/01/29 (a)(b)	3,400	3,402,278
Montgomery County, Pennsylvania, IDA, Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A, 5.25%, 7/01/42	3,900	3,300,609

See Notes to Financial Statements.

28	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)

Utilities (concluded)
Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B, 7%, 5/15/20 (a)(h)	$1,650	$2,044,911
Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series A, 5.25%, 1/01/36	1,450	1,427,467

		10,175,265

Total Municipal Bonds in Pennsylvania		397,721,355

Guam — 0.5%

State — 0.1%
Commonwealth of the Northern Mariana Islands, Guam, GO, Series A, 6.75%, 10/01/13 (g)	500	590,575

Tobacco — 0.2%
Guam Economic Development and Commerce Authority, Tobacco Settlement Asset-Backed Revenue Refunding Bonds, 5.625%, 6/01/47	1,750	1,280,545

Utilities — 0.2%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Refunding Bonds, 6%, 7/01/25	1,000	854,940

Total Municipal Bonds in Guam		2,726,060

Multi-State (l)(m) — 8.9%

Housing — 8.9%
Charter Mac Equity Issuer Trust:
6.625%, 6/30/49	25,000	25,063,250
7.60%, 11/30/50	10,000	10,491,200
MuniMae TE Bond Subsidiary LLC:
6.875%, 6/30/49	4,000	2,799,600
7.75%, 6/30/50	10,000	6,499,000

Total Municipal Bonds in Multi-State		44,853,050

Puerto Rico — 5.8%

Corporate — 0.0%
Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines), AMT, Series A, 6.25%, 6/01/26	750	345,068

State — 3.2%
Puerto Rico Commonwealth, GO, Refunding, Sub-Series C-7, 6%, 7/01/27 (a)	3,000	3,012,300
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Series B, 5%, 7/01/41	7,700	6,264,951
Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding Bonds:
Series D, 5.375%, 7/01/33	2,940	2,572,206
Series N, 5.25%, 7/01/17 (n)	2,375	2,301,898
Series N, 5.50%, 7/01/27 (n)	2,150	1,963,595

		16,114,950

Tobacco — 0.2%
Children’s Trust Fund Project of Puerto Rico, Tobacco Settlement Revenue Refunding Bonds, 5.375%, 5/15/33	1,100	912,054

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)

Transportation — 0.1%
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series G, 5%, 7/01/33	$685	$574,592

Utilities — 2.3%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 6%, 7/01/38	3,600	3,475,116
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation Refunding Bonds, Series A (g):
5.375%, 10/01/10	1,000	1,048,350
5.50%, 10/01/10	2,750	2,887,445
Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.50%, 7/01/38	4,450	4,139,568

		11,550,479

Total Municipal Bonds in Puerto Rico		29,497,143

U.S. Virgin Islands — 0.5%

Corporate — 0.3%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	1,000	977,870
Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa Refinery), AMT, 6.125%, 7/01/22	500	472,255

		1,450,125

Utilities — 0.2%
Virgin Islands Water and Power Authority, Electric Revenue Bonds, Series A, 5%, 7/01/31	1,000	848,130

Total Municipal Bonds in the U.S. Virgin Islands		2,298,255

Total Municipal Bonds — 94.8%		477,095,863

Municipal Bonds Transferred to Tender Option Bond Trusts (o)

Pennsylvania — 2.3%

County/City/Special District/ School District — 2.3%
Pennsylvania State, GO, First Series, 5%, 3/15/28	10,796	11,519,683

Puerto Rico — 0.4%

Utilities — 0.4%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation Refunding Bonds, Series A, 5.50%, 10/01/18	2,000	2,099,960

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.7%		13,619,643

Total Long-Term Investments (Cost — $504,572,526) — 97.5%		490,715,506

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	29

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value

Pennsylvania — 0.5%

Philadelphia, Pennsylvania, GO, Refunding, VRDN, Series B, 3.50%, 6/08/09 (d)(p)	$2,500	$2,500,000

	Shares

Money Market Funds — 3.5%

CMA Pennsylvania Municipal Money Fund, 0.04% (q)(r)	17,522,362	17,522,362

Total Short-Term Securities (Cost — $20,022,362) — 4.0%		20,022,362

Total Investments (Cost — $524,594,888*) — 101.5%		510,737,868
Other Assets Less Liabilities — 0.1%		255,632
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.6)%		(8,203,546)

Net Assets — 100.0%		$502,789,954

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$514,640,989

Gross unrealized appreciation	$13,968,237
Gross unrealized depreciation	(26,067,981)

Net unrealized depreciation	$(12,099,744)

(a)	NPFGC Insured.

(b)	FGIC Insured.

(c)	AMBAC Insured.

(d)	FSA Insured.

(e)	XL Capital Insured.

(f)	Assured Guaranty Insured.

(g)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)	Security is collateralized by Municipal or US Treasury Obligations.

(i)	ACA Insured.

(j)	Radian Insured.

(k)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(l)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(m)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(n)	Commonwealth Guaranteed.

(o)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(p)

Securities may have a maturity of more than one year at time of issuance but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(q)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA Pennsylvania Municipal Money Fund	6,252,714	$259,754

(r)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine sector sub-classifications for reporting ease. These sector classifications are unaudited.

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$17,522,362
Level 2	493,215,506
Level 3	—

Total	$510,737,868

See Notes to Financial Statements.

30	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments May 31, 2009	BlackRock Intermediate Municipal Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.2%
Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care Facility Revenue Bonds (Capstone Village, Inc. Project), Series A, 5.125%, 8/01/15 (a)(b)	$500	$327,765

Arizona — 5.0%
Arizona State Transportation Board, Highway Revenue Bonds, Series B, 5%, 7/01/17	2,500	2,828,775
Maricopa County, Arizona, School District Number 69 (Paradise Valley), GO (School Improvement Project), Series C, 4%, 7/01/14 (c)	1,185	1,271,185
Phoenix, Arizona, Civic Improvement Corporation, Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/01/18	1,000	1,150,320
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, 5.25%, 12/01/19	2,000	1,827,160
Tucson, Arizona, COP, Refunding, 4%, 7/01/20 (c)	1,500	1,444,560

		8,522,000

California — 13.7%
Agua Caliente Band of Cahuilla Indians, California, Casino Revenue Bonds, 5.60%, 7/01/13	875	792,715
Antelope Valley, California, Health Care District Revenue Bonds, Series A, 5.25%, 9/01/17	2,000	1,746,600
California County Tobacco Securitization Agency, Tobacco Revenue Bonds (Los Angeles County Securitization Corporation), 5.25%, 6/01/21 (d)	5,225	3,641,303
California State Department of Water Resources, Power Supply Revenue Bonds, Series A, 5.50%, 5/01/14 (e)	10,000	10,850,400
California State, GO, Refunding (Veterans Bonds), Series BG, 5.05%, 12/01/11	1,000	1,012,420
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Refunding Bonds, Senior Series A-1, 5%, 6/01/16	3,000	2,815,740
Southern California Public Power Authority, Natural Gas Project Number 1 Revenue Bonds, Series A, 5.25%, 11/01/19	2,445	2,331,601

		23,190,779

Colorado — 2.7%
Adams County, Colorado, COP, 4.50%, 12/01/22	500	502,575
Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D, 7.75%, 11/15/13 (e)	3,820	4,109,671

		4,612,246

Florida — 8.3%
Broward County, Florida, School Board, COP, Series C, 5.25%, 7/01/17 (f)	3,410	3,601,165
Miami-Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds (Waste Management, Inc. Project), Series 1, 7%, 12/01/18	1,300	1,335,360
Orlando, Florida, Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, AMT, Series A, 5.25%, 10/01/18 (g)(h)	5,440	5,367,811
Panther Trace Community Development District II, Florida, Special Assessment Revenue Bonds:
5.125%, 11/01/13	985	625,810
Series A, 5%, 11/01/10	420	398,744
Sterling Hill Community Development District, Florida, Capital Improvement Revenue Refunding Bonds, Series B, 5.50%, 11/01/10	170	150,855
Tolomato Community Development District, Florida, Special Assessment Bonds, 6.375%, 5/01/17	3,130	2,583,001

		14,062,746

Municipal Bonds	Par (000)	Value

Georgia — 2.1%
Fulton County, Georgia, Residential Care Facilities, Revenue Refunding Bonds (Canterbury Court Project), Series A, 5%, 2/15/14	$1,050	$992,953
Georgia State, GO, Series G, 5%, 12/01/17	2,250	2,646,720

		3,639,673

Idaho — 3.3%
Ada and Canyon Counties, Idaho, Joint School District Number 2 (Meridian), GO, 5%, 8/15/17	5,000	5,561,100

Illinois — 4.8%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, Series A-2, 5.25%, 1/01/14 (f)	5,000	5,253,050
Chicago, Illinois, Tax Allocation Bonds (Kingsbury Redevelopment Project), Series A, 6.57%, 2/15/13	850	811,707
Granite City, Madison County, Illinois, Disposal Revenue Bonds (Waster Management, Inc. Project), AMT, 4.875%, 5/01/27	1,500	1,498,260
Illinois State Finance Authority Revenue Bonds (Primary Health Care Centers Program), 5.90%, 7/01/14	715	664,542

		8,227,559

Indiana — 1.2%
Indiana Bond Bank, Special Program Gas Revenue Bonds, Series A, 5%, 10/15/17	2,000	1,949,680

Kansas — 0.6%
Dodge City, Kansas, Sales Tax Revenue Bonds, 4.40%, 6/01/25 (c)	1,000	979,290

Kentucky — 2.5%
Kenton County, Kentucky, Airport Board, Airport Revenue Refunding Bonds (Cincinnati/Northern Kentucky International Airport), AMT, Series A, 5.625%, 3/01/15 (h)	2,000	2,041,180
Kentucky State Property and Buildings Commission, Revenue Refunding Bonds (Project Number 93), 5.25%, 2/01/24 (c)	2,000	2,153,520

		4,194,700

Louisiana — 0.7%
Morehouse Parish, Louisiana, PCR, Refunding (International Paper Company Project), Series A, 5.25%, 11/15/13	1,000	966,450
New Orleans, Louisiana, Aviation Board Revenue Refunding Bonds, Series A-2, 6%, 1/01/23 (c)	250	261,288

		1,227,738

Maryland — 2.9%
Anne Arundel County, Maryland, Consolidated General Improvements, GO, Refunding, 5%, 3/01/15	1,455	1,673,221
Maryland State, GO (State and Local Facilities Loan), First Series, 5%, 3/01/15	2,745	3,163,091

		4,836,312

Massachusetts — 5.1%
Massachusetts State Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden Haverhill Project), AMT, Series A, 5.30%, 12/01/09	3,300	3,314,685
Massachusetts State Port Authority, Special Facilities Revenue Bonds (Delta Air Lines Inc. Project), AMT, Series A (e):
5.50%, 1/01/14	2,500	2,070,875
5.50%, 1/01/15	4,000	3,282,760

		8,668,320

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	31

Schedule of Investments (continued)	BlackRock Intermediate Municipal Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan — 0.6%
Michigan State Hospital Finance Authority, Revenue Refunding Bonds (McLaren Health Care Corporation), 5.25%, 5/15/16	$1,000	$1,026,040

Mississippi — 0.5%
Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy Resources Inc. Project), 5.90%, 5/01/22	1,000	924,170

Nebraska — 1.5%
Omaha Convention Hotel Corporation, Nebraska, First Tier Revenue Refunding Bonds, 5%, 2/01/19 (e)	2,435	2,510,875

New Jersey — 3.4%
New Jersey EDA, School Facilities Construction, Revenue Refunding Bonds:
Series AA, 4.25%, 12/15/24	1,000	946,510
Series W, 5%, 9/01/15	2,500	2,751,225
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (University of Medicine and Dentistry), Series B, 6.50%, 12/01/20	2,000	2,032,320

		5,730,055

New York — 14.4%
Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A, 5.50%, 4/01/24	375	402,364
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds:
Series A, 5%, 11/15/24	1,000	1,017,420
Series B, 5.25%, 11/15/25	1,500	1,587,885
Metropolitan Transportation Authority, New York, Revenue Bonds, Series A, 5%, 11/15/25	500	505,575
New York City, New York, City IDA, Special Facility Revenue Refunding Bonds (New York Stock Exchange Project), Series A, 4.25%, 5/01/24	500	475,015
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-1, 5%, 1/15/23	865	890,197
New York City, New York, GO:
Series A-1, 4.75%, 8/15/25	3,000	3,003,780
Sub-Series I-1, 5.50%, 4/01/21	2,000	2,192,460
Sub-Series I-1, 5.125%, 4/01/25	845	871,972
New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds (New York University Hospital Center), Series A, 5%, 7/01/16	1,140	1,073,014
New York State Urban Development Corporation, Service Contract Revenue Refunding Bonds, Series B, 5%, 1/01/21	1,470	1,563,757
Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT:
37th Series, 5.50%, 7/15/18 (f)	3,000	3,180,360
131st Series, 5%, 12/15/14	1,000	1,049,480
Saint Lawrence County, New York, Industrial Development Civic Facility Revenue Bonds (Saint Lawrence University Project):
3.25%, 7/01/16	2,000	1,929,740
Series A, 5%, 10/01/16	3,500	3,746,925
Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on the Hudson Project), Series A, 5.625%, 1/01/13	1,000	958,380

		24,448,324

Ohio — 2.8%
Ohio State, GO, Series L, 5%, 10/01/14	1,835	2,085,991
Ohio State, Highway Capital Improvements, GO, Series L, 5%, 5/01/16	2,340	2,695,235

		4,781,226

Municipal Bonds	Par (000)	Value

Oregon — 3.4%
Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series A, 5%, 11/15/16 (i)	$5,000	$5,849,700

Pennsylvania — 0.7%
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 103C, 4.375%, 4/01/18	1,160	1,212,977

Puerto Rico — 3.4%
Puerto Rico Commonwealth Government Development Bank, Senior Revenue Bonds, Series B, 5%, 12/01/17	1,500	1,449,690
Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue Bonds, Series Y, 6.25%, 7/01/21 (f)	2,000	2,180,900
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax and Capital Appreciation Revenue Bonds, Series B, 5%, 7/01/18	2,250	2,168,708

		5,799,298

Texas — 8.7%
Dallas-Fort Worth, Texas, International Airport, Joint Bonds, AMT, Sub-Series C-1, 4.75%, 11/01/13 (h)	1,500	1,502,535
Dallas-Fort Worth, Texas, International Airport Revenue Refunding and Improvement Bonds, AMT, Series A, 5.75%, 11/01/14 (g)(h)	5,000	5,138,850
Houston, Texas, Airport System, Subordinate Lien Revenue Refunding Bonds, AMT, Series A, 5.875%, 7/01/15 (f)	5,000	5,079,500
San Antonio, Texas, Airport System, Improvement Revenue Bonds, AMT, 5.25%, 7/01/19 (f)	3,055	3,084,908

		14,805,793

Vermont — 0.4%
Vermont Educational and Health Buildings Financing Agency, Hospital Revenue Bonds (Fletcher Allen Health Care), Series A, 6%, 12/01/23 (e)	775	753,099

Virginia — 2.4%
Fredericksburg, Virginia, EDA, Hospital Facilities Revenue Refunding Bonds (MediCorp Health System), 5%, 6/15/17	1,550	1,617,735
The Shops at White Oak Village Community Development Authority, Virginia, Special Assessment Revenue Bonds, 5.30%, 3/01/17	3,000	2,495,370

		4,113,105

Washington — 3.1%
Kitsap County, Washington, School District Number 400 (North Kitsap), GO, Refunding, 5.125%, 12/01/16 (f)	4,650	5,222,182

Total Municipal Bonds — 98.4%		167,176,752

Mutual Funds	Shares

BlackRock Insured Municipal Term Trust Inc. (j)	99,700	1,023,919

Total Mutual Funds — 0.6%		1,023,919

Total Long-Term Investments (Cost — $170,996,538) — 99.0%		168,200,671

Short-Term Securities

Money Market Funds — 4.7%
FFI Institutional Tax-Exempt Fund, 0.46% (j)(k)	7,921,253	7,921,253

Total Short-Term Securities (Cost — $7,921,253) — 4.7%		7,921,253

Total Investments (Cost — $178,917,791*) — 103.7%		176,121,924
Liabilities in Excess of Other Assets — (3.7)%		(6,231,503)

Net Assets — 100.0%		$169,890,421

See Notes to Financial Statements.

32	ANNUAL REPORT	MAY 31, 2009

Schedule of Investments (concluded)	BlackRock Intermediate Municipal Fund

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$178,855,236

Gross unrealized appreciation	$3,907,537
Gross unrealized depreciation	(6,640,849)

Net unrealized depreciation	$(2,733,312)

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.

(b)	Non-income producing security.

(c)	Assured Guaranty Insured.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)	AMBAC Insured.

(f)	FSA Insured.

(g)	FGIC Insured.

(h)	NPFGC Insured.

(i)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(j)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Purchase Cost		Sale Cost	Realized Loss	Income

BlackRock Insured Municipal 2008 Term Trust, Inc.	—		$4,184,536	$589,806	$138,714
BlackRock Insured Municipal Term Trust, Inc.	—		—	—	$38,664
FFI Institutional Tax-Exempt Fund	$7,901,937	[1]	—	—	$46,245

[1]	Represents net purchase cost.

(k)	Represents the current yield as of report date.

•

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$8,945,172
Level 2	167,176,752
Level 3	—

Total	$176,121,924

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	33

Statements of Assets and Liabilities

May 31, 2009	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Assets

Investments at value — unaffiliated[1]	$333,296,032	$263,304,450	$493,215,506	$167,176,752
Investments at value — affiliated[2]	29,487	1,816,570	17,522,362	8,945,172
Cash	1,260,527	82,803	45,520	56,934
Interest receivable	4,280,201	4,545,772	8,242,356	2,207,856
Capital shares sold receivable	524,607	466,154	603,685	702,703
Investments sold receivable	—	459,806	—	—
Prepaid expenses	64,336	40,403	46,470	48,462
Dividends receivable — affiliated	—	—	—	3,033
Other assets	14,579	—	376	—

Total assets	339,469,769	270,715,958	519,676,275	179,140,912

Accrued Liabilities

Investments purchased payable	—	2,875,445	6,435,120	7,134,195
Capital shares redeemed payable	3,751,450	101,698	100,773	1,506,807
Income dividends payable	1,041,099	894,172	1,799,230	454,322
Investment advisory fees payable	151,404	106,086	219,911	70,947
Service and distribution fees payable	59,670	36,294	28,442	20,026
Interest expense and fees payable	44,430	806	6,923	—
Other affiliates payable	8,444	7,014	10,101	3,815
Officer’s and Trustees’ fees payable	160	3,414	4,131	3,117
Other accrued expenses payable	76,747	68,632	85,067	57,262

Total accrued liabilities	5,133,404	4,093,561	8,689,698	9,250,491

Other Liabilities

Trust certificates[3]	10,333,523	1,000,000	8,196,623	—

Total liabilities	15,466,927	5,093,561	16,886,321	9,250,491

Net Assets	$324,002,842	$265,622,397	$502,789,954	$169,890,421

Net Assets Consist of

Paid-in capital	$325,613,044	$283,436,788	$557,400,408	$175,217,338
Undistributed net investment income	854,398	1,088,300	913,559	76,461
Accumulated net realized loss	(4,804,589)	(8,189,518)	(41,666,993)	(2,607,511)
Net unrealized appreciation/depreciation	2,339,989	(10,713,173)	(13,857,020)	(2,795,867)

Net Assets	$324,002,842	$265,622,397	$502,789,954	$169,890,421

[1] Investments at cost — unaffiliated	$330,956,043	$274,017,623	$507,072,526	$169,931,449

[2] Investments at cost — affiliated	$29,487	$1,816,570	$17,522,362	$8,986,342

[3] Represents short-term floating rate certificates issued by tender option bond trusts.

See Notes to Financial Statements.

34	ANNUAL REPORT	MAY 31, 2009

Statements of Assets and Liabilities (concluded)

May 31, 2009	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Net Asset Value

Institutional:
Net assets	$39,134,564	$156,814,428	$416,433,008	$88,940,649

Shares outstanding, unlimited number of shares authorized, $0.10 par value	3,550,089	15,923,089	40,273,839	8,929,388

Net asset value	$11.02	$9.85	$10.34	$9.96

Service:
Net assets	—	$10,178,028	$1,485,846	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	1,033,634	143,667	—

Net asset value	—	$9.85	$10.34	—

Investor A:
Net assets	$25,874,478	$21,226,525	$30,849,338	$11,563,052

Shares outstanding, unlimited number of shares authorized, $0.10 par value	2,349,059	2,153,444	2,980,362	1,161,579

Net asset value	$11.01	$9.86	$10.35	$9.95

Investor A1:
Net assets	$190,693,136	$36,007,691	$22,854,880	$50,183,756

Shares outstanding, unlimited number of shares authorized, $0.10 par value	17,299,103	3,652,072	2,207,795	5,040,361

Net asset value	$11.02	$9.86	$10.35	$9.96

Investor B:
Net assets	$24,705,317	$4,158,654	$1,381,715	$3,969,828

Shares outstanding, unlimited number of shares authorized, $0.10 par value	2,239,893	422,285	133,616	398,556

Net asset value	$11.03	$9.85	$10.34	$9.96

Investor B1:
Net assets	—	$7,447,112	$6,183,666	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	756,113	598,088	—

Net asset value	—	$9.85	$10.34	—

Investor C:
Net assets	$13,588,011	$14,968,516	$12,277,791	$15,233,136

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,232,598	1,520,471	1,186,327	1,529,816

Net asset value	$11.02	$9.84	$10.35	$9.96

Investor C1:
Net assets	$30,007,336	$14,821,443	$11,323,710	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	2,721,881	1,505,165	1,095,171	—

Net asset value	$11.02	$9.85	$10.34	—

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	35

Statements of Operations

Year Ended May 31, 2009	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investment Income

Interest	$17,230,799	$14,741,534	$27,770,549	$7,551,428
Income — affiliated	187,097	53,379	259,771	223,659

Total income	17,417,896	14,794,913	28,030,320	7,775,087

Expenses

Investment advisory	1,851,714	1,482,174	2,832,387	929,032
Service — Service	—	25,489	4,924	—
Service — Investor A	60,516	50,850	70,230	18,275
Service — Investor A1	198,874	35,711	23,242	51,356
Service and distribution — Investor B	151,116	52,937	21,118	15,510
Service and distribution — Investor B1	—	48,192	38,869	—
Service and distribution — Investor C	108,275	121,869	83,486	86,627
Service and distribution — Investor C1	191,014	89,260	68,911	—
Accounting services	151,983	134,686	198,289	98,304
Transfer agent — Institutional	26,842	14,028	25,436	51,490
Transfer agent — Service	—	7,772	678	—
Transfer agent — Investor A	10,377	12,058	15,873	2,684
Transfer agent — Investor A1	73,524	19,947	14,650	23,354
Transfer agent — Investor B	18,443	3,577	1,743	3,469
Transfer agent — Investor B1	—	6,321	5,321	—
Transfer agent — Investor C	4,503	5,353	4,041	3,542
Transfer agent — Investor C1	13,163	5,776	5,488	—
Professional	107,457	67,401	74,509	74,517
Printing	62,350	45,493	72,189	47,852
Registration	56,265	25,117	21,065	71,380
Custodian	29,224	16,650	27,236	11,353
Officer and trustees	23,453	25,358	32,666	21,288
Miscellaneous	45,306	49,035	52,284	33,606

Total expenses excluding interest expense and fees	3,184,399	2,345,054	3,694,635	1,543,639
Interest expense and fees[1]	213,848	51,991	144,282	66,274

Total expenses	3,398,247	2,397,045	3,838,917	1,609,913
Less fees waived by advisor	(53,356)	(166,306)	(159,717)	(92,207)

Total expenses after fees waived	3,344,891	2,230,739	3,679,200	1,517,706

Net investment income	14,073,005	12,564,174	24,351,120	6,257,381

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(3,520,913)	(924,711)	(10,027,292)	(1,211,270)
Investments — affiliated	(154,990)	—	—	(589,806)
Financial futures contracts and forward interest rate swaps	—	28,873	410,893	—

	(3,675,903)	(895,838)	(9,616,399)	(1,801,076)

Net change in unrealized appreciation/depreciation on:
Investments	(4,288,799)	(13,693,130)	(18,307,129)	(2,141,949)
Forward interest rate swaps	—	—	(317,845)	—

	(4,288,799)	(13,693,130)	(18,624,974)	(2,141,949)

Total realized and unrealized loss	(7,964,702)	(14,588,968)	(28,241,373)	(3,943,025)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,108,303	$(2,024,794)	$(3,890,253)	$2,314,356

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

36	ANNUAL REPORT	MAY 31, 2009

Statements of Changes in Net Assets	BlackRock California Municipal Bond Fund

Increase (Decrease) in Net Assets:	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Year Ended August 31, 2007

Operations

Net investment income	$14,073,005	$11,391,156	$15,946,897
Net realized gain (loss)	(3,675,903)	1,426,442	(297,707)
Net change in unrealized appreciation/depreciation	(4,288,799)	(2,731,083)	(8,253,468)

Net increase in net assets resulting from operations	6,108,303	10,086,515	7,395,722

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(1,763,152)	(1,422,079)	(1,846,625)
Investor A	(1,014,234)	(469,076)	(223,449)
Investor A1	(8,598,674)	(7,034,288)	(10,505,085)
Investor B	(1,174,253)	(1,169,691)	(2,190,747)
Investor C	(370,211)	(185,828)	(84,571)
Investor C1	(1,211,562)	(1,017,011)	(1,575,835)
Net realized gain:
Institutional	(1,362)	—	(13,753)
Investor A	(974)	—	(694)
Investor A1	(7,055)	—	(84,096)
Investor B	(1,053)	—	(20,293)
Investor C	(360)	—	(381)
Investor C1	(1,109)	—	(14,460)

Decrease in net assets resulting from dividends and distributions to shareholders	(14,143,999)	(11,297,973)	(16,559,989)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(36,765,122)	(20,688,174)	(15,798,990)

Net Assets

Total decrease in net assets	(44,800,818)	(21,899,632)	(24,963,257)
Beginning of period	368,803,660	390,703,292	415,666,549

End of period	$324,002,842	$368,803,660	$390,703,292

End of period undistributed net investment income	$854,398	$378,557	$285,374

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	37

Statements of Changes in Net Assets	BlackRock New Jersey Municipal Bond Fund

Increase (Decrease) in Net Assets:	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31, 2007

Operations

Net investment income	$12,564,174	$10,608,833	$11,274,846
Net realized gain (loss)	(895,838)	(877,417)	386,649
Net change in unrealized appreciation/depreciation	(13,693,130)	(6,768,935)	(5,192,639)

Net increase (decrease) in net assets resulting from operations	(2,024,794)	2,962,481	6,468,856

Dividends to Shareholders From

Net investment income:
Institutional	(7,613,439)	(6,489,421)	(6,280,908)
Service	(464,736)	(442,839)	(438,542)
Investor A	(927,077)	(630,770)	(387,416)
Investor A1	(1,681,404)	(1,444,832)	(1,713,234)
Investor B	(200,904)	(230,613)	(253,977)
Investor B1	(414,898)	(477,471)	(710,416)
Investor C	(466,317)	(252,430)	(125,242)
Investor C1	(626,233)	(587,563)	(731,637)

Decrease in net assets resulting from dividends to shareholders	(12,395,008)	(10,555,939)	(10,641,372)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(16,699,522)	12,766,888	181,194,576

Net Assets

Total increase (decrease) in net assets	(31,119,324)	5,173,430	177,022,060
Beginning of period	296,741,721	291,568,291	114,546,231

End of period	$265,622,397	$296,741,721	$291,568,291

End of period undistributed net investment income	$1,088,300	$919,154	$866,260

See Notes to Financial Statements.

38	ANNUAL REPORT	MAY 31, 2009

Statements of Changes in Net Assets	BlackRock Pennsylvania Municipal Bond Fund

Increase (Decrease) in Net Assets:	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Year Ended July 31, 2007

Operations

Net investment income	$24,351,120	$23,342,487	$21,731,688
Net realized gain (loss)	(9,616,399)	(5,165,679)	7,485,981
Net change in unrealized appreciation/depreciation	(18,624,974)	(11,358,855)	(16,380,934)

Net increase (decrease) in net assets resulting from operations	(3,890,253)	6,817,953	12,836,735

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(20,633,828)	(19,696,051)	(17,510,802)
Service	(89,740)	(106,748)	(115,809)
Investor A	(1,279,371)	(1,064,148)	(905,101)
Investor A1	(1,091,566)	(1,055,910)	(1,190,963)
Investor B	(79,799)	(147,441)	(172,868)
Investor B1	(333,596)	(414,612)	(613,015)
Investor C	(318,336)	(178,893)	(71,891)
Investor C1	(482,134)	(496,646)	(603,987)
Net realized gain:
Institutional	—	(1,219,445)	—
Service	—	(6,171)	—
Investor A	—	(67,888)	—
Investor A1	—	(65,987)	—
Investor B	—	(10,955)	—
Investor B1	—	(28,552)	—
Investor C	—	(12,508)	—
Investor C1	—	(35,142)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(24,308,370)	(24,607,097)	(21,184,436)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(44,027,142)	9,831,195	518,881,095

Net Assets

Total increase (decrease) in net assets	(72,225,765)	(7,957,949)	510,533,394
Beginning of period	575,015,719	582,973,668	72,440,274

End of period	$502,789,954	$575,015,719	$582,973,668

End of period undistributed net investment income	$913,559	$870,350	$688,365

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	39

Statements of Changes in Net Assets	BlackRock Intermediate Municipal Fund

Increase (Decrease) in Net Assets:	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$6,257,381	$4,248,039	$6,964,866
Net realized gain (loss)	(1,801,076)	1,055,383	251,945
Net change in unrealized appreciation/depreciation	(2,141,949)	(1,726,345)	(2,354,117)

Net increase in net assets resulting from operations	2,314,356	3,577,077	4,862,694

Dividends to Shareholders From

Net investment income:
Institutional	(3,645,259)	(2,677,237)	(4,106,295)
Investor A	(259,472)	(98,132)	(60,549)
Investor A1	(1,913,803)	(1,271,996)	(2,341,365)
Investor B	(180,671)	(137,590)	(280,255)
Investor C	(242,709)	(50,440)	(35,579)

Decrease in net assets resulting from dividends to shareholders	(6,241,914)	(4,235,395)	(6,824,043)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(13,233,819)	(4,775,783)	13,314,783

Net Assets

Total increase (decrease) in net assets	(17,161,377)	(5,434,101)	11,353,434
Beginning of period	187,051,798	192,485,899	181,132,465

End of period	$169,890,421	$187,051,798	$192,485,899

End of period undistributed net investment income	$76,461	$184,586	$177,757

See Notes to Financial Statements.

40	ANNUAL REPORT	MAY 31, 2009

Financial Highlights	BlackRock California Municipal Bond Fund

	Institutional

	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008

			Year Ended August 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54

Net investment income[1]	0.47	0.36	0.48	0.51	0.54	0.56
Net realized and unrealized gain (loss)	(0.20)	(0.05)	(0.25)	(0.18)	(0.02)	0.17

Net increase from investment operations	0.27	0.31	0.23	0.33	0.52	0.73

Dividends and distributions from:
Net investment income	(0.47)	(0.35)	(0.49)	(0.51)	(0.54)	(0.55)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.47)	(0.35)	(0.49)	(0.51)	(0.54)	(0.55)

Net asset value, end of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	2.63%	2.84%[4]	1.99%	2.93%	4.50%	6.48%

Ratios to Average Net Assets

Total expenses	0.82%	0.87%[6]	0.93%	0.92%	0.79%	0.73%

Total expenses after fees waived	0.81%	0.87%[6]	0.93%	0.91%	0.78%	0.73%

Total expenses after fees waived and excluding interest expense and fees[5]	0.74%	0.74%[6]	0.71%	0.68%	0.68%	0.68%

Net investment income	4.36%	4.22%[6]	4.11%	4.45%	4.60%	4.76%

Supplemental Data

Net assets, end of period (000)	$39,135	$44,782	$46,481	$42,053	$36,105	$36,132

Portfolio turnover	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of any sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	41

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor A

	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Period October 2, 2006[1] to August 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$11.21	$11.25	$11.55

Net investment income[2]	0.45	0.33	0.37
Net realized and unrealized loss	(0.21)	(0.04)	(0.25)

Net increase from investment operations	0.24	0.29	0.12

Dividends and distributions from:
Net investment income	(0.44)	(0.33)	(0.42)
Net realized gain	(0.00)[3]	—	(0.00)[3]

Total dividends and distributions	(0.44)	(0.33)	(0.42)

Net asset value, end of period	$11.01	$11.21	$11.25

Total Investment Return[4]

Based on net asset value	2.40%	2.65%[5]	1.05%[5]

Ratios to Average Net Assets

Total expenses	1.05%	1.13%[7]	1.19%[7]

Total expenses after fees waived	1.04%	1.12%[7]	1.18%[7]

Total expenses after fees waived and excluding interest expense and fees[6]	0.97%	0.99%[7]	0.96%[7]

Net investment income	4.17%	3.95%[7]	3.89%[7]

Supplemental Data

Net assets, end of period (000)	$25,874	$20,306	$12,452

Portfolio turnover	54%	31%	43%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Total investment returns exclude the effect of sales charges.

[5]	Aggregate total investment return.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor A1

	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008

			Year Ended August 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54

Net investment income[1]	0.46	0.35	0.47	0.50	0.53	0.55
Net realized and unrealized gain (loss)	(0.20)	(0.05)	(0.25)	(0.18)	(0.03)	0.17

Net increase from investment operations	0.26	0.30	0.22	0.32	0.50	0.72

Dividends and distributions from:
Net investment income	(0.46)	(0.34)	(0.48)	(0.50)	(0.52)	(0.54)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.46)	(0.34)	(0.48)	(0.50)	(0.52)	(0.54)

Net asset value, end of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	2.56%	2.78%[4]	1.90%	2.83%	4.40%	6.37%

Ratios to Average Net Assets

Total expenses	0.89%	0.95%[6]	1.02%	1.02%	0.89%	0.83%

Total expenses after fees waived	0.88%	0.94%[6]	1.02%	1.01%	0.88%	0.83%

Total expenses after fees waived and excluding interest expense and fees[5]	0.81%	0.82%[6]	0.80%	0.78%	0.78%	0.78%

Net investment income	4.30%	4.14%[6]	4.02%	4.35%	4.50%	4.66%

Supplemental Data

Net assets, end of period (000)	$190,693	$220,470	$239,346	$258,492	$264,482	$258,411

Portfolio turnover	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	43

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor B

	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008

			Year Ended August 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.23	$11.26	$11.53	$11.70	$11.72	$11.54

Net investment income[1]	0.42	0.31	0.42	0.46	0.48	0.50
Net realized and unrealized gain (loss)	(0.20)	(0.03)	(0.26)	(0.17)	(0.02)	0.18

Net increase from investment operations	0.22	0.28	0.16	0.29	0.46	0.68

Dividends and distributions from:
Net investment income	(0.42)	(0.31)	(0.43)	(0.46)	(0.48)	(0.50)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.42)	(0.31)	(0.43)	(0.46)	(0.48)	(0.50)

Net asset value, end of period	$11.03	$11.23	$11.26	$11.53	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	2.13%	2.55%[4]	1.39%	2.50%	3.98%	5.94%

Ratios to Average Net Assets

Total expenses	1.31%	1.36%[6]	1.43%	1.42%	1.29%	1.24%

Total expenses after fees waived	1.30%	1.36%[6]	1.43%	1.42%	1.29%	1.24%

Total expenses after fees waived and excluding interest expense and fees[5]	1.23%	1.23%[6]	1.21%	1.18%	1.19%	1.18%

Net investment income	3.86%	3.73%[6]	3.61%	3.95%	4.10%	4.25%

Supplemental Data

Net assets, end of period (000)	$24,705	$37,540	$47,753	$69,647	$96,650	$118,304

Portfolio turnover	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor C

	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008	Period October 2, 2006[1] to August 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$11.22	$11.26	$11.55

Net investment income[2]	0.36	0.27	0.30
Net realized and unrealized loss	(0.20)	(0.04)	(0.25)

Net increase from investment operations	0.16	0.23	0.05

Dividends and distributions from:
Net investment income	(0.36)	(0.27)	(0.34)
Net realized gain	(0.00)[3]	—	(0.00)[3]

Total dividends and distributions	(0.36)	(0.27)	(0.34)

Net asset value, end of period	$11.02	$11.22	$11.26

Total Investment Return[4]

Based on net asset value	1.64%	2.08%[5]	0.44%[5]

Ratios to Average Net Assets

Total expenses	1.80%	1.86%[7]	1.95%[7]

Total expenses after fees waived	1.79%	1.85%[7]	1.94%[7]

Total expenses after fees waived and excluding interest expense and fees[6]	1.72%	1.72%[7]	1.72%[7]

Net investment income	3.41%	3.22%[7]	3.13%[7]

Supplemental Data

Net assets, end of period (000)	$13,588	$9,425	$5,448

Portfolio turnover	54%	31%	43%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Total investment returns exclude the effect of sales charges.

[5]	Aggregate total investment return.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	45

Financial Highlights (continued)	BlackRock California Municipal Bond Fund

	Investor C1

	Year Ended May 31, 2009	Period September 1, 2007 to May 31, 2008

			Year Ended August 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.22	$11.26	$11.52	$11.70	$11.72	$11.54

Net investment income[1]	0.41	0.31	0.41	0.44	0.47	0.49
Net realized and unrealized gain (loss)	(0.20)	(0.05)	(0.25)	(0.18)	(0.02)	0.17

Net increase from investment operations	0.21	0.26	0.16	0.26	0.45	0.66

Dividends and distributions from:
Net investment income	(0.41)	(0.30)	(0.42)	(0.44)	(0.47)	(0.48)
Net realized gain	(0.00)[2]	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.41)	(0.30)	(0.42)	(0.44)	(0.47)	(0.48)

Net asset value, end of period	$11.02	$11.22	$11.26	$11.52	$11.70	$11.72

Total Investment Return[3]

Based on net asset value	2.04%	2.39%[4]	1.39%	2.31%	3.88%	5.84%

Ratios to Average Net Assets

Total expenses	1.40%	1.45%[6]	1.52%	1.52%	1.39%	1.34%

Total expenses after fees waived	1.38%	1.44%[6]	1.52%	1.52%	1.39%	1.34%

Total expenses after fees waived and excluding interest expense and fees[5]	1.32%	1.31%[6]	1.30%	1.28%	1.29%	1.28%

Net investment income	3.79%	3.64%[6]	3.52%	3.85%	4.00%	4.15%

Supplemental Data

Net assets, end of period (000)	$30,007	$36,280	$39,223	$45,474	$45,700	$46,900

Portfolio turnover	54%	31%	43%	30%	27%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

46	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Institutional

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$10.58	$10.64	$10.73	$10.24	$10.21

Net investment income[1]	0.46	0.39	0.51	0.45	0.48	0.52
Net realized and unrealized gain (loss)	(0.45)	(0.28)	(0.11)	(0.09)	0.48	0.02

Net increase from investment operations	0.01	0.11	0.40	0.36	0.96	0.54

Dividends and distributions from:
Net investment income	(0.46)	(0.39)	(0.46)	(0.45)	(0.47)	(0.51)
Net realized gain	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.46)	(0.39)	(0.46)	(0.45)	(0.47)	(0.51)

Net asset value, end of period	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	0.27%	1.08%[4]	3.80%	3.46%	9.60%	5.35%

Ratios to Average Net Assets

Total expenses	0.71%	0.86%[6]	1.04%	0.93%	1.04%	0.98%

Total expenses after fees waived and paid indirectly	0.70%	0.84%[6]	0.95%	0.93%	1.03%	0.97%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.69%	0.66%[6]	0.61%	0.81%	0.83%	0.81%

Net investment income	4.78%	4.50%[6]	4.60%	4.26%	4.54%	4.93%

Supplemental Data

Net assets, end of period (000)	$156,814	$179,560	$173,234	$33,316	$25,325	$15,166

Portfolio turnover	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of any sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	47

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Service			Investor A

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$10.58	$10.84	$10.31	$10.59	$10.85

Net investment income[2]	0.45	0.38	0.37	0.45	0.37	0.36
Net realized and unrealized loss	(0.46)	(0.28)	(0.26)	(0.46)	(0.27)	(0.25)

Net increase (decrease) from investment operations	(0.01)	0.10	0.11	(0.01)	0.10	0.11

Dividends from net investment income	(0.44)	(0.38)	(0.37)	(0.44)	(0.38)	(0.37)

Net asset value, end of period	$9.85	$10.30	$10.58	$9.86	$10.31	$10.59

Total Investment Return[3]

Based on net asset value	0.10%	0.92%[4]	0.96%[4]	0.11%	0.93%[4]	0.97%[4]

Ratios to Average Net Assets

Total expenses	1.03%	1.17%[6]	1.37%[6]	1.01%	1.13%[6]	1.32%[6]

Total expenses after fees waived and paid indirectly	0.87%	1.03%[6]	1.19%[6]	0.87%	1.02%[6]	1.19%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.85%	0.85%[6]	0.85%[6]	0.85%	0.84%[6]	0.85%[6]

Net investment income	4.62%	4.32%[6]	4.36%[6]	4.62%	4.32%[6]	4.37%[6]

Supplemental Data

Net assets, end of period (000)	$10,178	$11,569	$12,849	$21,227	$21,564	$15,693

Portfolio turnover	17%	11%	15%	17%	11%	15%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

48	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A1

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.31	$10.59	$10.66	$10.73	$10.24	$10.22

Net investment income[1]	0.46	0.39	0.48	0.44	0.47	0.51
Net realized and unrealized gain (loss)	(0.45)	(0.28)	(0.10)	(0.07)	0.48	0.01

Net increase from investment operations	0.01	0.11	0.38	0.37	0.95	0.52

Dividends and distributions from:
Net investment income	(0.46)	(0.39)	(0.45)	(0.44)	(0.46)	(0.50)
Net realized gain	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.46)	(0.39)	(0.45)	(0.44)	(0.46)	(0.50)

Net asset value, end of period	$9.86	$10.31	$10.59	$10.66	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	0.26%	1.05%[4]	3.60%	3.55%	9.49%	5.14%

Ratios to Average Net Assets

Total expenses	0.86%	1.01%[6]	1.19%	1.03%	1.14%	1.08%

Total expenses after fees waived and paid indirectly	0.72%	0.88%[6]	1.08%	1.03%	1.13%	1.08%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.70%	0.70%[6]	0.74%	0.91%	0.93%	0.91%

Net investment income	4.77%	4.47%[6]	4.46%	4.16%	4.45%	4.85%

Supplemental Data

Net assets, end of period (000)	$36,008	$38,082	$39,546	$40,676	$34,618	$32,863

Portfolio turnover	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	49

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor B

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$10.58	$10.84

Net investment income[2]	0.37	0.31	0.31
Net realized and unrealized loss	(0.45)	(0.28)	(0.27)

Net increase (decrease) from investment operations	(0.08)	0.03	0.04

Dividends from net investment income	(0.37)	(0.31)	(0.30)

Net asset value, end of period	$9.85	$10.30	$10.58

Total Investment Return[3]

Based on net asset value	(0.64)%	0.31%[4]	0.34%[4]

Ratios to Average Net Assets

Total expenses	1.77%	1.89%[6]	2.09%[6]

Total expenses after fees waived and paid indirectly	1.62%	1.75%[6]	1.94%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.60%	1.57%[6]	1.60%[6]

Net investment income	3.85%	3.59%[6]	3.61%[6]

Supplemental Data

Net assets, end of period (000)	$4,159	$6,869	$8,622

Portfolio turnover	17%	11%	15%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

50	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor B1

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008
			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$10.58	$10.65	$10.73	$10.24	$10.22

Net investment income[1]	0.42	0.36	0.44	0.40	0.43	0.46
Net realized and unrealized gain (loss)	(0.45)	(0.29)	(0.10)	(0.09)	0.48	0.02

Net increase (decrease) from investment operations	(0.03)	0.07	0.34	0.31	0.91	0.48

Dividends and distributions from:
Net investment income	(0.42)	(0.35)	(0.41)	(0.39)	(0.42)	(0.46)
Net realized gain	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.42)	(0.35)	(0.41)	(0.39)	(0.42)	(0.46)

Net asset value, end of period	$9.85	$10.30	$10.58	$10.65	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	(0.14)%	0.71%[4]	3.19%	3.03%	9.04%	4.71%

Ratios to Average Net Assets

Total expenses	1.27%	1.41%[6]	1.60%	1.44%	1.55%	1.49%

Total expenses after fees waived and paid indirectly	1.12%	1.28%[6]	1.48%	1.44%	1.54%	1.48%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.10%	1.10%[6]	1.14%	1.33%	1.34%	1.32%

Net investment income	4.36%	4.07%[6]	4.05%	3.75%	4.06%	4.44%

Supplemental Data

Net assets, end of period (000)	$7,447	$12,386	$15,723	$20,920	$26,893	$31,781

Portfolio turnover	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	51

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor C

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$10.57	$10.84

Net investment income[2]	0.37	0.31	0.30
Net realized and unrealized loss	(0.46)	(0.27)	(0.27)

Net increase (decrease) from investment operations	(0.09)	0.04	0.03

Dividends from net investment income	(0.37)	(0.31)	(0.30)

Net asset value, end of period	$9.84	$10.30	$10.57

Total Investment Return[3]

Based on net asset value	(0.74)%	0.40%[4]	0.25%[4]

Ratios to Average Net Assets

Total expenses	1.75%	1.89%[6]	2.09%[6]

Total expenses after fees waived and paid indirectly	1.62%	1.76%[6]	1.94%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.60%	1.58%[6]	1.60%[6]

Net investment income	3.89%	3.57%[6]	3.63%[6]

Supplemental Data

Net assets, end of period (000)	$14,969	$10,480	$7,253

Portfolio turnover	17%	11%	15%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

52	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor C1

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008
			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.30	$10.58	$10.64	$10.73	$10.24	$10.21

Net investment income[1]	0.41	0.35	0.43	0.39	0.41	0.45
Net realized and unrealized gain (loss)	(0.45)	(0.28)	(0.09)	(0.10)	0.49	0.02

Net increase (decrease) from investment operations	(0.04)	0.07	0.34	0.29	0.90	0.47

Dividends and distributions from:
Net investment income	(0.41)	(0.35)	(0.40)	(0.38)	(0.41)	(0.44)
Net realized gain	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.41)	(0.35)	(0.40)	(0.38)	(0.41)	(0.44)

Net asset value, end of period	$9.85	$10.30	$10.58	$10.64	$10.73	$10.24

Total Investment Return[3]

Based on net asset value	(0.24)%	0.63%[4]	3.18%	2.83%	8.94%	4.71%

Ratios to Average Net Assets

Total expenses	1.34%	1.49%[6]	1.68%	1.54%	1.65%	1.59%

Total expenses after fees waived and paid indirectly	1.22%	1.37%[6]	1.58%	1.53%	1.64%	1.58%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.20%	1.20%[6]	1.24%	1.42%	1.44%	1.42%

Net investment income	4.27%	3.97%[6]	3.95%	3.65%	3.94%	4.34%

Supplemental Data

Net assets, end of period (000)	$14,821	$16,232	$18,648	$19,634	$16,040	$14,903

Portfolio turnover	17%	11%	15%	16%	48%	27%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	53

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Institutional

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008
			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.79	$11.13	$11.18	$11.39	$11.12	$11.03

Net investment income[1]	0.48	0.44	0.52	0.50	0.51	0.52
Net realized and unrealized gain (loss)	(0.44)	(0.31)	(0.08)	(0.21)	0.27	0.08

Net increase from investment operations	0.04	0.13	0.44	0.29	0.78	0.60

Dividends and distributions from:
Net investment income	(0.49)	(0.44)	(0.49)	(0.50)	(0.51)	(0.51)
Net realized gain	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.49)	(0.47)	(0.49)	(0.50)	(0.51)	(0.51)

Net asset value, end of period	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12

Total Investment Return[2]

Based on net asset value	0.52%	1.18%[3]	4.01%	2.59%	7.17%	5.57%

Ratios to Average Net Assets

Total expenses	0.68%	0.92%[5]	1.09%	1.23%	1.14%	0.98%

Total expenses after fees waived and paid indirectly	0.66%	0.90%[5]	1.05%	1.22%	1.13%	0.96%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.63%	0.60%[5]	0.60%	0.88%	0.91%	0.88%

Net investment income	4.77%	4.84%[5]	4.51%	4.44%	4.55%	4.60%

Supplemental Data

Net assets, end of period (000)	$416,433	$484,861	$486,395	$11,410	$9,939	$10,536

Portfolio turnover	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effect of any sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

See Notes to Financial Statements.

54	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Service			Investor A

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.80	$11.13	$11.35	$10.81	$11.14	$11.36

Net investment income[2]	0.45	0.42	0.38	0.46	0.42	0.38
Net realized and unrealized loss	(0.45)	(0.30)	(0.21)	(0.46)	(0.30)	(0.21)

Net increase from investment operations	—	0.12	0.17	—	0.12	0.17

Dividends and distributions from:
Net investment income	(0.46)	(0.42)	(0.39)	(0.46)	(0.42)	(0.39)
Net realized gain	—	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.46)	(0.45)	(0.39)	(0.46)	(0.45)	(0.39)

Net asset value, end of period	$10.34	$10.80	$11.13	$10.35	$10.81	$11.14

Total Investment Return[3]

Based on net asset value	0.21%	1.09%[4]	1.48%[4]	0.21%	1.07%[4]	1.49%[4]

Ratios to Average Net Assets

Total expenses	0.95%	1.17%[6]	1.37%[6]	0.98%	1.21%[6]	1.39%[6]

Total expenses after fees waived and paid indirectly	0.88%	1.12%[6]	1.29%[6]	0.88%	1.14%[6]	1.28%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.85%	0.82%[6]	0.84%[6]	0.85%	0.84%[6]	0.83%[6]

Net investment income	4.56%	4.57%[6]	4.27%[6]	4.56%	4.59%[6]	4.28%[6]

Supplemental Data

Net assets, end of period (000)	$1,486	$2,435	$3,316	$30,849	$28,827	$27,782

Portfolio turnover	20%	44%	46%	20%	44%	46%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	55

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A1

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008

			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.81	$11.14	$11.20	$11.41	$11.13	$11.05

Net investment income[1]	0.48	0.44	0.50	0.49	0.50	0.51
Net realized and unrealized gain (loss)	(0.46)	(0.31)	(0.07)	(0.26)	0.28	0.08

Net increase from investment operations	0.02	0.13	0.43	0.23	0.78	0.59

Dividends and distributions from:
Net investment income	(0.48)	(0.43)	(0.49)	(0.44)	(0.50)	(0.51)
Net realized gain	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.48)	(0.46)	(0.49)	(0.44)	(0.50)	(0.51)

Net asset value, end of period	$10.35	$10.81	$11.14	$11.20	$11.41	$11.13

Total Investment Return[2]

Based on net asset value	0.36%	1.19%[3]	3.81%	2.49%	7.16%	5.37%

Ratios to Average Net Assets

Total expenses	0.83%	1.08%[5]	1.28%	1.33%	1.24%	1.08%

Total expenses after fees waived and paid indirectly	0.73%	0.99%[5]	1.21%	1.32%	1.23%	1.06%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.70%	0.70%[5]	0.76%	0.98%	1.01%	0.98%

Net investment income	4.71%	4.74%[5]	4.40%	4.34%	4.45%	4.50%

Supplemental Data

Net assets, end of period (000)	$22,855	$25,560	$27,931	$26,987	$26,024	$25,432

Portfolio turnover	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effect of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

See Notes to Financial Statements.

56	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor B

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.80	$11.13	$11.35

Net investment income[2]	0.39	0.37	0.33
Net realized and unrealized loss	(0.46)	(0.31)	(0.22)

Net increase (decrease) from investment operations	(0.07)	0.06	0.11

Dividends and distributions from:
Net investment income	(0.39)	(0.36)	(0.33)
Net realized gain	—	(0.03)	—

Total dividends and distributions	(0.39)	(0.39)	(0.33)

Net asset value, end of period	$10.34	$10.80	$11.13

Total Investment Return[3]

Based on net asset value	(0.53)%	0.57%[4]	0.93%[4]

Ratios to Average Net Assets

Total expenses	1.74%	1.86%[6]	2.19%[6]

Total expenses after fees waived and paid indirectly	1.62%	1.74%[6]	1.96%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.59%	1.45%[6]	1.51%[6]

Net investment income	3.77%	3.99%[6]	3.60%[6]

Supplemental Data

Net assets, end of period (000)	$1,382	$3,447	$5,206

Portfolio turnover	20%	44%	46%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	57

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

Investor B1

Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008
		Year Ended July 31,

		2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.79	$11.13	$11.18	$11.39	$11.12	$11.03

Net investment income[1]	0.44	0.40	0.45	0.44	0.46	0.46
Net realized and unrealized gain (loss)	(0.45)	(0.32)	(0.06)	(0.21)	0.27	0.09

Net increase (decrease) from investment operations	(0.01)	0.08	0.39	0.23	0.73	0.55

Dividends and distributions from:
Net investment income	(0.44)	(0.39)	(0.44)	(0.44)	(0.46)	(0.46)
Net realized gain	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.44)	(0.42)	(0.44)	(0.44)	(0.46)	(0.46)

Net asset value, end of period	$10.34	$10.79	$11.13	$11.18	$11.39	$11.12

Total Investment Return[2]

Based on net asset value	0.05%	0.76%[3]	3.49%	2.07%	6.63%	5.04%

Ratios to Average Net Assets

Total expenses	1.24%	1.47%[5]	1.70%	1.74%	1.65%	1.48%

Total expenses after fees waived and paid indirectly	1.13%	1.39%[5]	1.62%	1.73%	1.64%	1.47%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.10%	1.10%[5]	1.17%	1.39%	1.42%	1.38%

Net investment income	4.29%	4.34%[5]	4.00%	3.93%	4.05%	4.09%

Supplemental Data

Net assets, end of period (000)	$6,184	$9,984	$12,856	$18,402	$23,965	$28,749

Portfolio turnover	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effect of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

See Notes to Financial Statements.

58	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008	Period October 2, 2006[1] to July 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$10.80	$11.14	$11.35

Net investment income[2]	0.38	0.35	0.30
Net realized and unrealized loss	(0.44)	(0.31)	(0.19)

Net increase (decrease) from investment operations	(0.06)	0.04	0.11

Dividends and distributions from:
Net investment income	(0.39)	(0.35)	(0.32)
Net realized gain	—	(0.03)	—

Total dividends and distributions	(0.39)	(0.38)	(0.32)

Net asset value, end of period	$10.35	$10.80	$11.14

Total Investment Return[3]

Based on net asset value	(0.44)%	0.34%[4]	0.95%[4]

Ratios to Average Net Assets

Total expenses	1.72%	1.96%[6]	2.15%[6]

Total expenses after waiver and fees paid indirectly	1.63%	1.89%[6]	2.04%[6]

Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[5]	1.60%	1.59%[6]	1.60%[6]

Net investment income	3.83%	3.83%[6]	3.53%[6]

Supplemental Data

Net assets, end of period (000)	$12,278	$7,166	$4,160

Portfolio turnover	20%	44%	46%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	59

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C1

	Year Ended May 31, 2009	Period August 1, 2007 to May 31, 2008
			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.79	$11.13	$11.19	$11.39	$11.12	$11.03

Net investment income[1]	0.43	0.39	0.44	0.43	0.45	0.45
Net realized and unrealized gain (loss)	(0.45)	(0.32)	(0.07)	(0.20)	0.26	0.09

Net increase (decrease) from investment operations	(0.02)	0.07	0.37	0.23	0.71	0.54

Dividends and distributions from:
Net investment income	(0.43)	(0.38)	(0.43)	(0.43)	(0.44)	(0.45)
Net realized gain	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.43)	(0.41)	(0.43)	(0.43)	(0.44)	(0.45)

Net asset value, end of period	$10.34	$10.79	$11.13	$11.19	$11.39	$11.12

Total Investment Return[2]

Based on net asset value	(0.05)%	0.68%[3]	3.29%	2.06%	6.53%	4.93%

Ratios to Average Net Assets

Total expenses	1.32%	1.56%[5]	1.77%	1.84%	1.75%	1.59%

Total expenses after fees waived and paid indirectly	1.23%	1.49%[5]	1.71%	1.82%	1.74%	1.57%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.20%	1.20%[5]	1.26%	1.48%	1.52%	1.49%

Net investment income	4.21%	4.24%[5]	3.90%	3.83%	3.94%	3.99%

Supplemental Data

Net assets, end of period (000)	$11,324	$12,736	$15,327	$15,642	$13,626	$13,260

Portfolio turnover	20%	44%	46%	23%	32%	58%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effect of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

See Notes to Financial Statements.

60	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Institutional

	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.13	$10.17	$10.28	$10.36	$10.76	$10.71

Net investment income[1]	0.37	0.23	0.39	0.37	0.38	0.40
Net realized and unrealized gain (loss)	(0.17)	(0.04)	(0.12)	0.13	(0.34)	0.08

Net increase from investment operations	0.20	0.19	0.27	0.50	0.04	0.48

Dividends and distributions from:
Net investment income	(0.37)	(0.23)	(0.38)	(0.37)	(0.38)	(0.40)
Net realized gain	—	—	—	(0.21)	(0.06)	(0.03)

Total dividends and distributions	(0.37)	(0.23)	(0.38)	(0.58)	(0.44)	(0.43)

Net asset value, end of period	$9.96	$10.13	$10.17	$10.28	$10.36	$10.76

Total Investment Return[2]

Based on net asset value	2.13%	1.85%[3]	2.69%	4.96%	0.40%	4.57%

Ratios to Average Net Assets

Total expenses	0.85%	0.89%[5]	1.03%	1.16%	1.05%	0.94%

Total expenses after fees waived and paid indirectly	0.80%	0.84%[5]	0.98%	1.11%	1.00%	0.91%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.76%	0.75%[5]	0.75%	0.73%	0.74%	0.79%

Net investment income	3.80%	3.82%[5]	3.81%	3.61%	3.63%	3.76%

Supplemental Data

Net assets, end of period (000)	$88,941	$114,012	$120,499	$99,678	$100,831	$78,777

Portfolio turnover	25%	32%	54%	102%	162%	176%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effect of any sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	61

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Investor A

	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008	Year Ended October 31, 2007	Period October 2, 2006[1] to October 31, 2006

Per Share Operating Performance

Net asset value, beginning of period	$10.13	$10.16	$10.27	$10.26

Net investment income[2]	0.34	0.22	0.36	0.02
Net realized and unrealized gain (loss)	(0.17)	(0.04)	(0.11)	0.02

Net increase from investment operations	0.17	0.18	0.25	0.04

Dividends from net investment income	(0.35)	(0.21)	(0.36)	(0.03)

Net asset value, end of period	$9.95	$10.13	$10.16	$10.27

Total Investment Return[3]

Based on net asset value	1.79%	1.82%[4]	2.43%	0.36%[4]

Ratios to Average Net Assets

Total expenses	1.11%	1.11%[6]	1.28%	1.39%[6]

Total expenses after fees waived and paid indirectly	1.05%	1.06%[6]	1.23%	1.34%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.01%	0.97%[6]	1.01%	0.97%[6]

Net investment income	3.56%	3.60%[6]	3.54%	3.08%[6]

Supplemental Data

Net assets, end of period (000)	$11,563	$5,585	$2,786	$160

Portfolio turnover	25%	32%	54%	102%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

62	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Investor A1

	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.13	$10.16	$10.28	$10.35	$10.76	$10.71

Net investment income[1]	0.36	0.22	0.38	0.35	0.38	0.39
Net realized and unrealized gain (loss)	(0.17)	(0.03)	(0.13)	0.15	(0.36)	0.08

Net increase from investment operations	0.19	0.19	0.25	0.50	0.02	0.47

Dividends and distributions from:
Net investment income	(0.36)	(0.22)	(0.37)	(0.36)	(0.37)	(0.39)
Net realized gain	—	—	—	(0.21)	(0.06)	(0.03)

Total dividends and distributions	(0.36)	(0.22)	(0.37)	(0.57)	(0.43)	(0.42)

Net asset value, end of period	$9.96	$10.13	$10.16	$10.28	$10.35	$10.76

Total Investment Return[2]

Based on net asset value	2.04%	1.89%[3]	2.49%	4.96%	0.20%	4.47%

Ratios to Average Net Assets

Total expenses	0.95%	0.99%[5]	1.12%	1.25%	1.16%	1.04%

Total expenses after fees waived and paid indirectly	0.89%	0.94%[5]	1.07%	1.20%	1.11%	1.01%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.85%	0.85%[5]	0.84%	0.83%	0.84%	0.89%

Net investment income	3.71%	3.71%[5]	3.71%	3.50%	3.54%	3.66%

Supplemental Data

Net assets, end of period (000)	$50,184	$56,928	$60,208	$71,327	$48,524	$55,128

Portfolio turnover	25%	32%	54%	102%	162%	176%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effect of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	63

Financial Highlights (continued)	BlackRock Intermediate Municipal Fund

	Investor B

	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.13	$10.17	$10.28	$10.36	$10.76	$10.71

Net investment income[1]	0.34	0.21	0.36	0.34	0.35	0.37
Net realized and unrealized gain (loss)	(0.17)	(0.04)	(0.12)	0.15	(0.34)	0.08

Net increase from investment operations	0.17	0.17	0.24	0.49	0.01	0.45

Dividends and distributions from:
Net investment income	(0.34)	(0.21)	(0.35)	(0.36)	(0.35)	(0.37)
Net realized gain	—	—	—	(0.21)	(0.06)	(0.03)

Total dividends and distributions	(0.34)	(0.21)	(0.35)	(0.57)	(0.41)	(0.40)

Net asset value, end of period	$9.96	$10.13	$10.17	$10.28	$10.36	$10.76

Total Investment Return[2]

Based on net asset value	1.81%	1.66%[3]	2.36%	4.64%	0.08%	4.24%

Ratios to Average Net Assets

Total expenses	1.16%	1.20%[5]	1.34%	1.47%	1.37%	1.25%

Total expenses after fees waived and paid indirectly	1.11%	1.15%[5]	1.29%	1.42%	1.32%	1.22%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.07%	1.06%[5]	1.06%	1.05%	1.05%	1.10%

Net investment income	3.50%	3.50%[5]	3.50%	3.30%	3.34%	3.45%

Supplemental Data

Net assets, end of period (000)	$3,970	$6,186	$6,920	$9,760	$14,982	$21,623

Portfolio turnover	25%	32%	54%	102%	162%	176%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effect of sales charges.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

See Notes to Financial Statements.

64	ANNUAL REPORT	MAY 31, 2009

Financial Highlights (concluded)	BlackRock Intermediate Municipal Fund

	Investor C

	Year Ended May 31, 2009	Period November 1, 2007 to May 31, 2008	Year Ended October 31, 2007	Period October 2, 2006[1] to October 31, 2006

Per Share Operating Performance

Net asset value, beginning of period	$10.13	$10.17	$10.28	$10.26

Net investment income[2]	0.27	0.17	0.28	0.01
Net realized and unrealized gain (loss)	(0.17)	(0.04)	(0.11)	0.03

Net increase from investment operations	0.10	0.13	0.17	0.04

Dividends from net investment income	(0.27)	(0.17)	(0.28)	(0.02)

Net asset value, end of period	$9.96	$10.13	$10.17	$10.28

Total Investment Return[3]

Based on net asset value	1.13%	1.27%[4]	1.67%	0.40%[4]

Ratios to Average Net Assets

Total expenses	1.87%	1.88%[6]	2.03%	2.14%[6]

Total expenses after fees waived and paid indirectly	1.82%	1.83%[6]	1.98%	2.09%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	1.77%	1.75%[6]	1.75%	1.73%[6]

Net investment income	2.82%	2.82%[6]	2.79%	2.36%[6]

Supplemental Data

Net assets, end of period (000)	$15,233	$4,341	$2,074	$207

Portfolio turnover	25%	32%	54%	102%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effect of sales charges.

[4]	Aggregate total investment return.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2009	65

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Municipal Bond Fund (formerly BlackRock California Insured Municipal Bond Fund) of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, each a series of BlackRock Multi-State Municipal Series Trust, and BlackRock Intermediate Municipal Fund which is presently the only series of BlackRock Municipal Series Trust (collectively referred to as the “Funds” or individually as a “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock California Municipal Bond Fund and BlackRock Intermediate Municipal Fund are registered as diversified, open-end management investment companies. BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund are registered as non-diversified, open-end management investment companies. BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust are organized as Massachusetts business trusts. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor A1, Investor B, Investor B1 and Investor C1 Shares are not generally available except for dividend and capital gains reinvestment. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A and Investor A1 distribution plans).

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by each Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a delayed-delivery basis a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Municipal Bonds Transferred to Tender Option Bond Trusts: Each Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which each Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Funds. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the

66	ANNUAL REPORT	MAY 31, 2009

Notes to Financial Statements (continued)

short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At May 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates for Trust Certificates

BlackRock California Municipal Bond Fund	$16,993,231	$10,333,523	1.763% – 1.835%
BlackRock New Jersey Municipal Bond Fund	$2,099,960	$1,000,000	0.476%
BlackRock Pennsylvania Municipal Bond Fund	$13,619,643	$8,196,623	0.415% – 0.476%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Zero-Coupon Bonds: Each Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund segregates assets in connection with certain investments (e.g., financial futures contracts or swaps), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Funds may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each Fund may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Funds’ US federal tax returns remains open for each of the periods ended August 31, 2006, August 31, 2007, May 31, 2008 and May 31, 2009 for BlackRock California Municipal Bond Fund, the periods ended July 31, 2006, July 31, 2007, May 31, 2008 and May 31, 2009 for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund and the periods ended October 31, 2006, October 31, 2007, May 31, 2008 and May 31, 2009 for BlackRock Intermediate Municipal Fund. The statutes of limitations on each of the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on their relative net assets.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds may mitigate these losses through an ISDA Master Agreement between each Fund and their counterparties. The ISDA Master Agreement allows each Fund to offset their derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments.

Financial Futures Contracts: Each Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the

ANNUAL REPORT	MAY 31, 2009	67

Notes to Financial Statements (continued)

daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Swaps: Each Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Forward Interest Rate Swaps: Each Fund may enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, each Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap. A Fund’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

Derivatives not accounted for as hedging instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

The Effect of Derivative Instruments on the Statements of Operations
Year Ended May 31, 2009

Net Realized Gain from Derivatives Recognized in Income

	Financial Futures Contracts	Swaps	Total

Interest Rate Contracts:
BlackRock New Jersey Municipal Bond Fund*	$28,873	—	$28,873
BlackRock Pennsylvania Municipal Bond Fund*	$16,967	$393,926	$410,893

*	As of May 31, 2009, there were no financial futures contracts or forward interest swaps outstanding. During the year ended May 31, 2009, the Funds had limited activity in these contracts.

The Effect of Derivative Instruments on the Statements of Operations
Year Ended May 31, 2009 (concluded)

Net Change in Unrealized Depreciation on Derivatives Recognized in Income

Swaps

Interest Rate Contracts:
BlackRock Pennsylvania Municipal Bond Fund	$(317,845)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund, and BlackRock Pennsylvania Municipal Bond Fund pay the Advisor a monthly fee based upon the average daily value of each Fund’s net assets at the following annual rates: 0.55% of each Fund’s average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. BlackRock Intermediate Municipal Bond Fund pays the Advisor a monthly fee at an annual rate of 0.55% of the average daily value of its net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

The Advisor, with respect to BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, has voluntarily agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense and acquired fund fees and expenses) in order to limit expenses as follows: 0.85% (for Service and Investor A Shares), 0.70% (for Investor A1 Shares), 1.60% (for Investor B and Investor C Shares), 1.10% (for Investor B1 Shares) and 1.20% (for Investor C1 Shares). The Advisor, with respect to BlackRock Intermediate Municipal Fund, has contractually agreed to waive 0.05% of the Fund’s investment advisory fee. For the year ended May 31,

68	ANNUAL REPORT	MAY 31, 2009

Notes to Financial Statements (continued)

2009, the waivers, which are included in fees waived by advisor in the Statements of Operations were as follows:

Fees Waived by Advisor

BlackRock New Jersey Municipal Bond Fund	$143,722
BlackRock Pennsylvania Municipal Bond Fund	$68,599
BlackRock Intermediate Municipal Fund	$84,458

For BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, the Advisor may reduce or discontinue these arrangements at any time without notice.

The Advisor has also agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended May 31, 2009 the amounts were as follows:

Fees Waived by Advisor

BlackRock California Municipal Bond Fund	$53,356
BlackRock New Jersey Municipal Bond Fund	$22,584
BlackRock Pennsylvania Municipal Bond Fund	$91,118
BlackRock Intermediate Municipal Fund	$7,749

Each Fund reimbursed the Advisor for certain accounting services, which are included in accounting services in the Statements of Operations as follows:

Reimbursement to Advisor

BlackRock California Municipal Bond Fund	$6,475
BlackRock New Jersey Municipal Bond Fund	$5,112
BlackRock Pennsylvania Municipal Bond Fund	$9,916
BlackRock Intermediate Municipal Fund	$3,183

Effective October 1, 2008, each Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as sole distributor of the Funds. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BIL and BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fees

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	0.25%	0.25%	0.20%
Investor B1	—	0.25%	0.25%	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor B	0.25%	0.75%	0.75%	0.10%
Investor B1	—	0.25%	0.25%	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the year ended May 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each of the Funds’ Investor A Shares which totaled as follows. These amounts include payments to Merrill Lynch from June 1, 2008 to December 31, 2008, when it was considered an affiliate.

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor A	$60,239	$33,376	$48,137	$23,142

For the year ended May 31, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B, Investor B1, Investor C and Investor C1 Shares as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor B	$25,790	$4,283	$2,318	$420
Investor B1	—	$6,206	$4,690	—
Investor C	$7,644	$2,292	$2,397	$9,877
Investor C1	—	—	$394	—

ANNUAL REPORT	MAY 31, 2009	69

Notes to Financial Statements (continued)

In addition, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers relating to Investor A and Investor A1 Shares as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Investor A	$11,928	$344	—	$434
Investor A1	$32	$10	$120	—

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Funds’ transfer agent and dividend disbursing agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account, which will vary depending on share class. For the year ended May 31, 2009, each Fund paid the following fees in return for these services which are included in transfer agent fees in the Statements of Operations. These amounts include payments to Merrill Lynch from June 1, 2008 to December 31, 2008, when it was considered an affiliate.

BlackRock California Municipal Bond Fund	$57,788
BlackRock New Jersey Municipal Bond Fund	$20,516
BlackRock Pennsylvania Municipal Bond Fund	$17,702
BlackRock Intermediate Municipal Fund	$41,185

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. For the year ended May 31, 2009, the Funds earned income, which is included in income — affiliated in the Statements of Operations, as follows:

BlackRock California Municipal Bond Fund	$113
BlackRock New Jersey Municipal Bond Fund	$63
BlackRock Pennsylvania Municipal Bond Fund	$17
BlackRock Intermediate Municipal Fund	$36

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2009, the Funds reimbursed the Advisor the following amounts for costs incurred running the call center, which are included in transfer agent fees in the Statements of Operations.

	Call Center Fees

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Institutional	$444	$1,175	$3,011	$869
Service	—	$883	$81	—
Investor A	$480	$574	$871	$188
Investor A1	$4,266	$910	$697	$1,036
Investor B	$699	$265	$96	$128
Investor B1	—	$239	$186	—
Investor C	$221	$265	$203	$186
Investor C1	$541	$246	$201	—

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2009 were as follows:

	Purchases	Sales

BlackRock California Municipal Bond Fund	$170,288,728	$208,526,330
BlackRock New Jersey Municipal Bond Fund	$44,099,148	$47,189,258
BlackRock Pennsylvania Municipal Bond Fund	$102,256,649	$155,176,639
BlackRock Intermediate Municipal Fund	$40,565,871	$51,994,066

5. Short-Term Borrowings:

The Funds, along with certain other funds managed by the Advisor and its affiliates, are party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under each Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Funds paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. Each Fund pays a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Funds did not borrow under the credit agreement during the year ended May 31, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2009 attributable to amortization methods on fixed income securities, tax classification of distributions

70	ANNUAL REPORT	MAY 31, 2009

Notes to Financial Statements (continued)

received from a regulated investment company and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Paid-in capital	—	$(5,171,785)	$(7,394,638)	—
Undistributed net investment income	$534,922	$(20)	$459	$(123,592)
Accumulated net realized loss	$(534,922)	$5,171,805	$7,394,179	$123,592

The tax character of distributions paid during the fiscal periods ended May 31, 2009 and 2008, July 31, 2007, August 31, 2007 and October 31, 2007 was as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Tax-exempt income
2009	$14,007,387	$12,395,008	$24,308,370	$6,241,914
2008	$11,297,973	$10,341,301	$21,544,593	$4,235,395
2007	$16,426,312	$10,641,372	$21,184,436	$6,824,043
Ordinary income
2009	$124,703	—	—	—
2008	—	$214,638	$1,615,909	—
2007	$133,677	—	—	—
Long-term capital gains
2009	$11,909	—	—	—
2008	—	—	$1,446,595	—

Total distributions
2009	$14,143,999	$12,395,008	$24,308,370	$6,241,914

2008	$11,297,973	$10,555,939	$24,607,097	$4,235,395

2007	$16,559,989	$10,641,372	$21,184,436	$6,824,043

As of May 31, 2009, the tax components of distributable earnings/ accumulated losses were as follows:

	BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

Undistributed tax-exempt income	$588,633	$25,051	—	$36,111
Undistributed ordinary income	130,420	—	—	—
Capital loss carryforwards	—	(7,113,731)	$(34,818,649)	(1,273,351)
Net unrealized losses*	(2,329,255)	(10,725,711)	(19,791,805)	(4,089,677)

Total	$(1,610,202)	$(17,814,391)	$(54,610,454)	$(5,326,917)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income and the difference between the book and tax treatment of residual interests in tender option bond trusts.

As of May 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expirations dates:

Expires May 31,	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Intermediate Municipal Fund

2010	$2,530,579	$15,329,699	—
2011	2,693,662	—	—
2012	724,595	10,121,753	—
2014	127,616	—	$985,935
2017	1,037,279	9,367,197	287,416

Total	$7,113,731	$34,818,649	$1,273,351

7. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no assurance that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counter-party risks, consist principally of investments and cash due from counterpar-ties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

ANNUAL REPORT	MAY 31, 2009	71

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

BlackRock California Municipal Bond Fund	Year Ended May 31, 2009		Period September 1, 2007 to May 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	834,004	$8,982,741	1,019,604	$11,436,511	998,306	$11,419,664
Shares issued to shareholders in reinvestment of dividends and distributions	84,660	909,422	66,577	746,718	84,015	964,317

Total issued	918,664	9,892,163	1,086,181	12,183,229	1,082,321	12,383,981
Shares redeemed	(1,359,282)	(14,549,271)	(1,224,090)	(13,749,338)	(603,972)	(6,934,638)

Net increase (decrease)	(440,618)	$(4,657,108)	(137,909)	$(1,566,109)	478,349	$5,449,343

					Period October 2, 2006† to August 31, 2007

Investor A

Shares sold	1,987,583	$21,321,055	1,022,253	$11,533,525	1,216,192	$13,949,168
Shares issued to shareholders in reinvestment of dividends and distributions	56,208	580,953	25,706	287,800	12,356	140,773

Total issued	2,043,791	21,902,008	1,047,959	11,821,325	1,228,548	14,089,941
Shares redeemed	(1,505,549)	(16,162,717)	(343,870)	(3,884,326)	(121,820)	(1,388,133)

Net increase	538,242	$5,739,291	704,089	$7,936,999	1,106,728	$12,701,808

					Year Ended August 31, 2007

Investor A1

Shares sold and automatic conversion of shares	422,907	$4,578,883	583,521	$6,581,626	1,137,470	$13,029,377
Shares issued to shareholders in reinvestment of dividends and distributions	379,998	4,080,304	287,322	3,223,660	422,504	4,852,528

Total issued	802,905	8,659,187	870,843	9,805,286	1,559,974	17,881,905
Shares redeemed	(3,151,506)	(33,614,450)	(2,482,744)	(27,961,285)	(2,737,542)	(31,403,844)

Net decrease	(2,348,601)	$(24,955,263)	(1,611,901)	$(18,155,999)	(1,177,568)	$(13,521,939)

Investor B

Shares sold	40,472	$430,124	20,969	$236,900	46,014	$530,825
Shares issued to shareholders in reinvestment of dividends and distributions	44,030	472,794	42,229	474,231	76,329	877,612

Total issued	84,502	902,918	63,198	711,131	122,343	1,408,437
Shares redeemed and automatic conversion of shares	(1,188,140)	(12,746,188)	(958,835)	(10,815,680)	(1,925,123)	(22,087,142)

Net decrease	(1,103,638)	$(11,843,270)	(895,637)	$(10,104,549)	(1,802,780)	$(20,678,705)

†	Commencement of operations.

72	ANNUAL REPORT	MAY 31, 2009

Notes to Financial Statements (continued)

BlackRock California Municipal Bond Fund (concluded)	Year Ended May 31, 2009		Period September 1, 2007 to May 31, 2008		Period October 2, 2006† to August 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Investor C

Shares sold	661,276	$7,149,451	436,606	$4,939,226	502,743	$5,775,905
Shares issued to shareholders in reinvestment of dividends	20,616	221,439	10,339	115,788	4,391	50,075

Total issued	681,892	7,370,890	446,945	5,055,014	507,134	5,825,980
Shares redeemed	(289,225)	(3,007,213)	(90,900)	(1,022,075)	(23,248)	(265,556)

Net increase	392,667	$4,363,677	356,045	$4,032,939	483,886	$5,560,424

					Year Ended August 31, 2007

Investor C1

Shares sold	2,029	$22,205	110	$1,188	53,190	$613,301
Shares issued to shareholders in reinvestment of dividends and distributions	55,033	590,805	46,611	522,957	71,976	826,936

Total issued	57,062	613,010	46,721	524,145	125,166	1,440,237
Shares redeemed	(568,000)	(6,025,459)	(297,503)	(3,355,600)	(588,371)	(6,750,158)

Net decrease	(510,938)	$(5,412,449)	(250,782)	$(2,831,455)	(463,205)	$(5,309,921)

BlackRock New Jersey Municipal Bond Fund			Period August 1, 2007 to May 31, 2008		Period October 2, 2006† to July 31, 2007

Institutional

Shares sold	2,610,202	$25,310,602	3,069,723	$31,839,653	15,107,431	$161,596,332
Shares issued resulting from reorganization	—	—	—	—	12,623,088	136,064,267
Shares issued to shareholders in reinvestment of dividends	87,055	839,591	49,499	508,610	47,250	503,184

Total issued	2,697,257	26,150,193	3,119,222	32,348,263	27,777,769	298,163,783
Shares redeemed	(4,205,012)	(39,946,411)	(2,065,929)	(21,547,014)	(14,530,074)	(155,327,851)

Net increase (decrease)	(1,507,755)	$(13,796,218)	1,053,293	$10,801,249	13,247,695	$142,835,932

Service

Shares sold	6,612	$64,491	8,300	$87,651	321,331	$3,432,330
Shares issued resulting from reorganization	—	—	—	—	1,277,790	13,770,748
Shares issued to shareholders in reinvestment of dividends	30,932	298,270	26,298	272,950	25,159	270,682

Total issued	37,544	362,761	34,598	360,601	1,624,280	17,473,760
Shares redeemed	(127,186)	(1,250,625)	(126,299)	(1,318,527)	(409,303)	(4,376,910)

Net increase (decrease)	(89,642)	$(887,864)	(91,701)	$(957,926)	1,214,977	$13,096,850

†	Commencement of operations.

ANNUAL REPORT	MAY 31, 2009	73

Notes to Financial Statements (continued)

BlackRock New Jersey Municipal Bond Fund (continued)	Year Ended May 31, 2009		Period August 1, 2007 to May 31, 2008		Period October 2, 2006† to July 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Investor A

Shares sold and automatic conversion of shares	588,419	$5,707,575	866,474	$9,032,690	982,922	$10,622,153
Shares issued resulting from reorganization	—	—	—	—	642,864	6,934,573
Shares issued to shareholders in reinvestment dividends	54,999	531,044	32,583	337,989	21,040	226,230

Total issued	643,418	6,238,619	899,057	9,370,679	1,646,826	17,782,956
Shares redeemed	(581,333)	(5,499,699)	(290,020)	(3,016,387)	(164,504)	(1,759,132)

Net increase	62,085	$738,920	609,037	$6,354,292	1,482,322	$16,023,824

					Year Ended July 31, 2007

Investor A1

Shares sold and automatic conversion of shares	252,673	$2,463,122	189,807	$1,986,286	333,806	$3,578,707
Shares issued to shareholders in reinvestment of dividends	91,481	882,900	72,762	756,703	86,895	937,248

Total issued	344,154	3,346,022	262,569	2,742,989	420,701	4,515,955
Shares redeemed	(384,706)	(3,681,907)	(304,342)	(3,175,782)	(503,201)	(5,422,697)

Net decrease	(40,552)	$(335,885)	(41,773)	$(432,793)	(82,500)	$(906,742)

					Period October 2, 2006† to July 31, 2007

Investor B

Shares sold	45,825	$438,078	13,627	$140,745	31,037	$334,569
Shares issued resulting from reorganization	—	—	—	—	955,090	10,293,000
Shares issued to shareholders in reinvestment of dividends	16,821	162,564	18,912	196,404	20,550	221,281

Total issued	62,646	600,642	32,539	337,149	1,006,677	10,848,850
Shares redeemed and automatic conversion of shares	(307,160)	(2,975,811)	(180,860)	(1,881,597)	(191,557)	(2,062,283)

Net increase (decrease)	(244,514)	$(2,375,169)	(148,321)	$(1,544,448)	815,120	$8,786,567

					Year Ended July 31, 2007

Investor B1

Shares sold	102	$967	13	$124	22,341	$233,261
Shares issued to shareholders in reinvestment of dividends	19,422	187,439	20,664	214,695	30,286	326,520

Total issued	19,524	188,406	20,677	214,819	52,627	559,781
Shares redeemed and automatic conversion of shares	(465,626)	(4,484,943)	(304,749)	(3,188,968)	(531,370)	(5,716,037)

Net decrease	(446,102)	$(4,296,537)	(284,072)	$(2,974,149)	(478,743)	$(5,156,256)

†	Commencement of operations.

74	ANNUAL REPORT	MAY 31, 2009

Notes to Financial Statements (continued)

BlackRock New Jersey Municipal Bond Fund (concluded)	Year Ended May 31, 2009		Period August 1, 2007 to May 31, 2008		Period October 2, 2006† to July 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Investor C

Shares sold	703,473	$6,847,209	434,298	$4,546,033	596,823	$6,437,766
Shares issued resulting from reorganization	—	—	—	—	139,982	1,508,301
Shares issued to shareholders in reinvestment of dividends	33,967	326,447	17,195	178,130	8,672	92,924

Total issued	737,440	7,173,656	451,493	4,724,163	745,477	8,038,991
Shares redeemed	(234,653)	(2,236,131)	(119,770)	(1,251,738)	(59,516)	(635,360)

Net increase	502,787	$4,937,525	331,723	$3,472,425	685,961	$7,403,631

					Year Ended July 31, 2007

Investor C1

Shares sold	4,971	$50,422	27	$245	80,325	$856,962
Shares issued to shareholders in reinvestment of dividends	42,094	405,785	34,254	355,298	43,167	465,414

Total issued	47,065	456,207	34,281	355,543	123,492	1,322,376
Shares redeemed	(117,797)	(1,140,501)	(221,607)	(2,307,305)	(204,930)	(2,211,606)

Net decrease	(70,732)	$(684,294)	(187,326)	$(1,951,762)	(81,438)	$(889,230)

BlackRock Pennsylvania Municipal Bond Fund

Institutional

Shares sold	5,866,420	$60,040,690	10,753,019	$117,721,243	45,132,346	$505,293,421
Shares issued resulting from reorganization	—	—	—	—	46,579,938	526,677,144
Shares issued to shareholders in reinvestment of dividends and distributions	79,531	807,188	70,280	764,663	51,078	575,901

Total issued	5,945,951	60,847,878	10,823,299	118,485,906	91,763,362	1,032,546,466
Shares redeemed	(10,590,006)	(104,950,378)	(9,612,359)	(105,087,171)	(49,076,517)	(550,101,506)

Net increase (decrease)	(4,644,055)	$(44,102,500)	1,210,940	$13,398,735	42,686,845	$482,444,960

					Period October 2, 2006† to July 31, 2007

Service

Shares sold	81,312	$792,215	2,740	$29,004	266,284	$2,996,184
Shares issued resulting from reorganization	—	—	—	—	352,040	3,981,223
Shares issued to shareholders in reinvestment of dividends and distributions	4,454	45,313	5,611	61,073	4,636	52,252

Total issued	85,766	837,528	8,351	90,077	622,960	7,029,659
Shares redeemed	(167,618)	(1,672,568)	(80,747)	(888,980)	(325,045)	(3,660,436)

Net increase (decrease)	(81,852)	$(835,040)	(72,396)	$(798,903)	297,915	$3,369,223

†	Commencement of operations.

ANNUAL REPORT	MAY 31, 2009	75

Notes to Financial Statements (continued)

BlackRock Pennsylvania Municipal Bond Fund (continued)	Year Ended May 31, 2009		Period August 1, 2007 to May 31, 2008		Period October 2, 2006† to July 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Investor A

Shares sold and automatic conversion of shares	677,666	$6,825,747	440,691	$4,833,165	340,268	$3,841,878
Shares issued resulting from reorganization	—	—	—	—	2,414,744	27,333,039
Shares issued to shareholders in reinvestment of dividends and distributions	107,083	1,087,360	88,386	962,685	69,146	779,778

Total issued	784,749	7,913,107	529,077	5,795,850	2,824,158	31,954,695
Shares redeemed	(472,197)	(4,747,953)	(355,046)	(3,892,107)	(330,379)	(3,733,251)

Net increase	312,552	$3,165,154	174,031	$1,903,743	2,493,779	$28,221,444

					Year Ended July 31, 2007

Investor A1

Shares sold and automatic conversion of shares	175,112	$1,770,256	143,471	$1,582,152	269,866	$3,040,865
Shares issued to shareholders in reinvestment of dividends and distributions	52,254	530,814	52,853	575,894	58,218	657,469

Total issued	227,366	2,301,070	196,324	2,158,046	328,084	3,698,334
Shares redeemed	(384,774)	(3,859,135)	(338,122)	(3,692,708)	(231,123)	(2,606,866)

Net increase (decrease)	(157,408)	$(1,558,065)	(141,798)	$(1,534,662)	96,961	$1,091,468

					Period October 2, 2006† to July 31, 2007

Investor B

Shares sold	8,726	$87,603	5,394	$60,111	16,950	$191,566
Shares issued resulting from reorganization	—	—	—	—	622,139	7,035,673
Shares issued to shareholders in reinvestment of dividends and distributions	6,752	68,857	12,635	137,539	13,672	154,119

Total issued	15,478	156,460	18,029	197,650	652,761	7,381,358
Shares redeemed and automatic conversion of shares	(201,179)	(2,010,631)	(166,410)	(1,819,279)	(185,063)	(2,085,361)

Net increase (decrease)	(185,701)	$(1,854,171)	(148,381)	$(1,621,629)	467,698	$5,295,997

†	Commencement of operations.

76	ANNUAL REPORT	MAY 31, 2009

Notes to Financial Statements (continued)

BlackRock Pennsylvania Municipal Bond Fund (concluded)	Year Ended May 31, 2009		Period August 1, 2007 to May 31, 2008		Year Ended July 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Investor B1

Shares sold	20	$43	26	$603	1,997	$25,143
Shares issued to shareholders in reinvestment of dividends and distributions	15,167	153,936	19,365	210,883	26,808	302,593

Total issued	15,187	153,979	19,391	211,486	28,805	327,736
Shares redeemed and automatic conversion of shares	(342,067)	(3,449,770)	(249,732)	(2,740,575)	(518,854)	(5,848,065)

Net decrease	(326,880)	$(3,295,791)	(230,341)	$(2,529,089)	(490,049)	$(5,520,329)

					Period October 2, 2006† to July 31, 2007

Investor C

Shares sold	671,459	$6,789,832	352,840	$3,859,791	252,006	$2,834,147
Shares issued resulting from reorganization	—	—	—	—	142,420	1,611,617
Shares issued to shareholders in reinvestment of dividends and distributions	23,981	243,396	13,534	147,325	5,227	58,812

Total issued	695,440	7,033,228	366,374	4,007,116	399,653	4,504,576
Shares redeemed	(172,371)	(1,740,134)	(76,669)	(837,041)	(26,100)	(293,499)

Net increase	523,069	$5,293,094	289,705	$3,170,075	373,553	$4,211,077

					Year Ended July 31, 2007

Investor C1

Shares sold	10,279	$105,877	2,124	$22,732	53,806	$610,382
Shares issued to shareholders in reinvestment of dividends and distributions	29,835	302,719	29,611	322,296	32,544	367,187

Total issued	40,114	408,596	31,735	345,028	86,350	977,569
Shares redeemed	(124,902)	(1,248,419)	(229,000)	(2,502,103)	(107,580)	(1,210,314)

Net decrease	(84,788)	$(839,823)	(197,265)	$(2,157,075)	(21,230)	$(232,745)

†	Commencement of operations.

ANNUAL REPORT	MAY 31, 2009	77

Notes to Financial Statements (concluded)

BlackRock Intermediate Municipal Fund	Year Ended May 31, 2009		Period November 1, 2007 to May 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	4,281,921	$41,707,743	2,395,306	$24,477,654	4,555,700	$46,355,829
Shares issued to shareholders in reinvestment of dividends	55,464	541,053	30,064	305,531	47,552	484,344

Total issued	4,337,385	42,248,796	2,425,370	24,783,185	4,603,252	46,840,173
Shares redeemed	(6,658,492)	(64,380,950)	(3,024,414)	(30,876,339)	(2,446,319)	(24,932,556)

Net increase (decrease)	(2,321,107)	$(22,132,154)	(599,044)	$(6,093,154)	2,156,933	$21,907,617

Investor A Shares

Shares sold	830,171	$8,023,106	317,235	$3,251,586	259,672	$2,652,562
Shares issued to shareholders in reinvestment of dividends	16,671	162,680	6,201	62,935	3,714	37,721

Total issued	846,842	8,185,786	323,436	3,314,521	263,386	2,690,283
Shares redeemed	(236,757)	(2,288,017)	(46,078)	(467,714)	(4,847)	(49,436)

Net increase	610,085	$5,897,769	277,358	$2,846,807	258,539	$2,640,847

Investor A1 Shares

Shares sold and automatic conversion of shares	92,238	$900,467	67,918	$694,169	106,014	$1,079,829
Shares issued to shareholders in reinvestment of dividends	118,760	1,157,454	71,985	731,542	133,046	1,354,908

Total issued	210,998	2,057,921	139,903	1,425,711	239,060	2,434,737
Shares redeemed	(790,851)	(7,631,890)	(443,025)	(4,521,733)	(1,254,806)	(12,806,788)

Net decrease	(579,853)	$(5,573,969)	(303,122)	$(3,096,022)	(1,015,746)	$(10,372,051)

Investor B Shares

Shares sold	46,778	$442,997	30,174	$307,941	8,995	$91,185
Shares issued to shareholders in reinvestment of dividends	10,545	102,768	7,689	78,170	15,345	156,359

Total issued	57,323	545,765	37,863	386,111	24,340	247,544
Shares redeemed and automatic conversion of shares	(269,270)	(2,614,646)	(107,943)	(1,103,637)	(292,910)	(2,986,145)

Net decrease	(211,947)	$(2,068,881)	(70,080)	$(717,526)	(268,570)	$(2,738,601)

Investor C Shares

Shares sold	1,305,356	$12,641,129	269,846	$2,782,039	209,893	$2,140,147
Shares issued to shareholders in reinvestment of dividends	20,359	198,127	7,672	43,108	3,333	33,849

Total issued	1,325,715	12,839,256	277,518	2,825,147	213,226	2,173,996
Shares redeemed	(224,447)	(2,195,840)	(52,981)	(541,035)	(29,335)	(297,025)

Net increase	1,101,268	$10,643,416	224,537	$2,284,112	183,891	$1,876,971

78	ANNUAL REPORT	MAY 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, and BlackRock Municipal Series Trust (collectively the “Trusts”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock California Municipal Bond Fund (formerly BlackRock California Insured Municipal Bond Fund) of BlackRock California Municipal Series Trust as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period September 1, 2007 to May 31, 2008, and the year ended August 31, 2007, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, two of the portfolios constituting BlackRock Multi-State Municipal Series Trust, as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the period August 1, 2007 to May 31, 2008, and the year ended July 31, 2007, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period November 1, 2007 to May 31, 2008, and the year ended October 31, 2007, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock California Municipal Bond Fund as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period September 1, 2007 to May 31, 2008, and the year ended August 31, 2007, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund as of May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the year then ended, the period August 1, 2007 to May 31, 2008, and the year ended July 31, 2007, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Intermediate Municipal Fund as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period November 1, 2007 to May 31, 2008, and the year ended October 31, 2007, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 24, 2009

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BlackRock California Municipal Bond Fund during the taxable year ended May 31, 2009:

Record Date	Payable Date	Ordinary Income	Long-Term Capital Gains

12/18/08	12/22/08	$0.004030	$0.000385

All other net investment income distributions paid by the Fund qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid monthly by BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Intermediate Municipal Fund during the taxable year ended May 31, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	MAY 31, 2009	79

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 Funds 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 Funds 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 Funds 101 Portfolios	Alcatel-Lucent (telecommunications); Global Climate Exchange (environmental); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2005	Professor, Harvard University since 1992.	35 Funds 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 Funds 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

80	ANNUAL REPORT	MAY 31, 2009

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2000

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Formerly President, American Bar Association from 1995 to 1996.

				35 Funds 101 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2004

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				35 Funds 101 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.

				35 Funds 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 1986	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as Trustee for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trusts’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

ANNUAL REPORT	MAY 31, 2009	81

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	President and Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				175 Funds 285 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 Funds 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				175 Funds 285 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

82	ANNUAL REPORT	MAY 31, 2009

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of the Trusts serve at the pleasure of the Board of Trustees.

Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian
State Street Bank and
Trust Company[2]
Boston, MA 02101

The Bank of New York Mellon[3]
New York, NY 10286

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, Chief Executive Officer of the Trusts will retire. The Trusts’ Board of Trustees wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley will become Chief Executive Officer of the Trusts.

[2]	For all Funds except BlackRock California Municipal Bond Fund.

[3]	For BlackRock California Municipal Bond Fund.

ANNUAL REPORT	MAY 31, 2009	83

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Trusts will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

84	ANNUAL REPORT	MAY 31, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts vote proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	MAY 31, 2009	85

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

86	ANNUAL REPORT	MAY 31, 2009

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#MUNI4-5/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust	$28,600	$27,900	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the

Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: July 15, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust

Date: July 15, 2009